UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-05133)

Exact name of registrant as specified in charter:	Putnam High Income Securities Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
800 Boylston Street
Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: August 31, 2010

Date of reporting period: September 1, 2009 - August 31, 2010

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
PCF

Putnam High Income Securities Fund

Annual report
8|31|10

A world of investing.™

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
High Income
Securities Fund

Annual report
8 | 31 | 10

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio managers	5

Your fund’s performance	10

Terms and definitions	12

Trustee approval of management contract	13

Other information for shareholders	17

Financial statements	18

Federal tax information	52

Shareholder meeting results	53

About the Trustees	54

Officers	56

Message from the Trustees

Dear Fellow Shareholder:

More than two years have passed since the global financial crisis reached its peak in September 2008. Although conditions have improved since then, investors find themselves in uncertain territory again today. And while the economic recovery has been painfully slow, corporate America is showing signs of health. Companies have posted impressive earnings results this year and have taken advantage of low interest rates to gain more financial flexibility going forward.

We believe Putnam’s risk-focused, active-management approach is well-suited for pursuing opportunities for shareholders in today’s volatile investment environment. Compared with 2009’s bull market, times like these require a greater degree of investment analysis and security-selection skill.

In developments affecting oversight of your fund, Barbara M. Baumann has been elected to the Board of Trustees of the Putnam Funds, effective July 1, 2010. Ms. Baumann is president and owner of Cross Creek Energy Corporation of Denver, Colorado, a strategic consultant to domestic energy firms and direct investor in energy assets. We also want to thank Elizabeth T. Kennan, who has retired from the Board of Trustees, for her many years of dedicated and thoughtful leadership.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund
Seeking opportunities from high-yield bonds and convertibles

The average investor may think of bonds as government-sponsored securities that offer relatively low risk and less volatility than the stock market. However, high-yield corporate bonds and convertible securities, the types of investments primarily held by Putnam High Income Securities Fund, are different. Both are issued by companies rather than the government. Moreover, high-yield corporates and convertibles can offer greater returns than other bonds — but also carry a greater potential for risk, such as the risk of corporate default or periodic illiquidity.

High-yield bonds are deemed to be less than investment-grade status, which means their issuing companies are considered more likely to default on their loans than more creditworthy counterparts. High-yield bond prices tend to follow individual companies’ fundamentals as well as interest-rate levels. While lower-rated corporate bonds may carry higher risk, they provide potentially higher levels of yield to compensate investors for that risk.

What sets convertible securities apart is a unique built-in option that allows the investor to exchange — or convert — the security for a fixed number of shares of common stock of the issuer. Like most bonds, convertible securities pay interest, although frequently at a lower rate, and the amount of interest does not change as the price of the underlying stock(s) increases or decreases. Issuers range from large, well-known S&P 500 corporations to small, rapidly growing companies and to those in cyclically depressed areas such as the automotive industry in 2009.

Building a portfolio of high-yield bonds and convertible securities with the appropriate balance of risk and return potential requires intensive research and analysis. Putnam’s global equity and credit research analysts conduct rigorous research in an effort to determine the true worth of the issuing company’s business. The fund’s portfolio managers then construct a portfolio that they believe offers the best return potential without undue risk.

Consider these risks before investing: Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value. The use of derivatives involves special risks and may result in losses.

How do closed-end funds differ from open-end funds?

More assets at work While open-end funds need to maintain a cash position to meet redemptions, closed-end funds are not subject to redemptions and can keep more of their assets invested in the market.

Traded like stocks Closed-end fund shares are traded on stock exchanges, and their market prices fluctuate in response to supply and demand, among other factors.

Net asset value vs. market price Like an open-end fund’s net asset value (NAV) per share, the NAV of a closed-end fund share is equal to the current value of the fund’s assets, minus its liabilities, divided by the number of shares outstanding. However, when buying or selling closed-end fund shares, the price you pay or receive is the market price. Market price reflects current market supply and demand, and may be higher or lower than the NAV.

2	3

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and net asset value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at NAV. See pages 5 and 10–11 for additional performance information, including fund returns at market price. Index and Lipper results should be compared to fund performance at NAV. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment NAV.

* The fund’s benchmarks, the BofA Merrill Lynch All-Convertibles Speculative Quality Index and the JPMorgan Developed High Yield Index, were introduced on 12/31/92 and 12/31/94, respectively, which post-date the inception of the fund.

Interview with your fund’s portfolio managers

Eric Harthun and Robert Salvin

How did the fund perform for the year ended August 31, 2010?

Rob: We are pleased to report that Putnam High Income Securities Fund returned 19.20% at net asset value, outperforming both its primary benchmark, the BofA Merrill Lynch All-Convertibles Speculative Quality Index, which advanced 18.29%, and the average return of its Lipper peer group, Convertible Securities Funds [closed-end], which finished at 16.90%. During the same period, the fund’s secondary benchmark, the JPMorgan Developed High Yield Index gained 21.93%.

How would you characterize the market environment for high-yield convertibles and bonds during this period?

Rob: As hybrid securities, convertibles are affected by trends in both the equity and credit markets. Similarly, high-yield bonds are influenced by credit-market conditions, but also by expectations for economic growth and corporate profitability. During the 12- month period, continued strong demand for below-investment-grade fixed-income securities more than offset relatively weak equity markets and created a favorable overall backdrop for high-yield convertibles and bonds.

In fact, fixed-income categories with greater perceived risk, such as high-yield bonds and convertibles, and emerging-markets bonds, outperformed other bond-market sectors by substantial margins. Several factors accounted for this outperformance, including improved corporate earnings, accommodative capital markets, historically low default rates on high-yield debt, and investor appetite for yield in a low-interest-rate environment.

Favorable supply-and-demand dynamics also aided high-yield bonds and convertibles. Convertibles attracted “crossover” equity and corporate bond investors seeking higher

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 8/31/10. See pages 4 and 10–11 for additional fund performance information. Index descriptions can be found on page 12.

yields, while also benefiting from strong demand on the part of traditional investors in the sector. Robust demand drove sizeable new issuance in the high-yield bond market, allowing issuers to refinance debt and repair their balance sheets, thereby reducing default risk. At the end of the period, new issuance of high-yield bonds was on pace to set a full-year record for calendar 2010. What’s more, default rates had declined from nearly 14% at the end of 2009 to low single-digit levels.

Eric: In the equity markets, stocks rallied during the first few months of the period, pulled back from mid-January to early February, and then resumed their upward climb until late April. It was at this point that investors became more concerned about the consequences of the federal government acquiring the toxic assets of banks and insurance companies. In addition, concerns about Europe’s sovereign debt weighed on riskier asset classes. U.S. equities struggled in the face of weak employment and housing data, as well as a sharp decline in investor sentiment. As the period ended, U.S. corporations were grappling with the uncertainties introduced by Washington’s policies for health-care reform and financial industry regulatory reform, and were questioning the strength of the domestic recovery.

What factors helped the most versus the fund’s benchmark and peer group?

Eric: From a sector perspective, on the high-yield convertibles side of the fund, security selection in consumer discretionary, telecommunication services, financials, and industrials added the most. In high-yield bonds, positioning in health care, telecommunication services, and energy provided the biggest boost.

In terms of specific holdings, many of the fund’s top contributors were securities whose

Credit qualities are shown as a percentage of net assets as of 8/31/10. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Short-term cash bonds rated A-1+ are included in the Aaa-rating category. Ratings and portfolio credit quality will vary over time. Credit quality includes the fixed-income portion of the portfolio. Derivative instruments, including currency forwards, are only included to the extent of any unrealized gain or loss on such instruments and are shown in the not-rated category. Cash is also shown in the not-rated category. The fund itself has not been rated by an independent rating agency.

prices fell to levels reflecting high degrees of bankruptcy risk and then rebounded strongly when investors concluded that the companies would avoid bankruptcy. These investments included convertibles issued by FelCor Lodging Trust, which is one of the largest hotel real estate investment trusts in the United States; television broadcaster Sinclair Broadcast Group; and Retail Ventures, which operates DSW and Value City retail stores.

FelCor Lodging runs hotels in the United States and Canada. Its properties are positioned in the “upscale” and “upper-upscale” segments, and include such brands as Embassy Suites, Westin, Sheraton, Holiday Inn, and Doubletree. The company substantially recapitalized its balance sheet, and despite pressure on average room rates, benefited from increases in both business and leisure travel.

A rebound in advertising revenues boosted Sinclair Broadcast Group. In addition, in July 2009, the company outlined details of a potential bankruptcy filing by one of its key local-marketing-agreement partners, which could have negatively impacted Sinclair. The situation was resolved without any effect on Sinclair, and the firm’s securities advanced.

Retail Ventures is a relatively small retailer with significant debt on its balance sheet. Its securities were punished during the credit crisis and general economic downturn before bouncing back as the equity and convertibles markets recovered.

Convertibles of Virgin Media, a provider of cable television, broadband Internet, and telephone

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 8/31/10. Short-term holdings are excluded. Holdings will vary over time.

services in the United Kingdom, also added to returns. The company achieved market share gains, continued to grow its free cash flow, and strengthened its financial flexibility by extending the maturities of its outstanding debt.

As for individual high-yield bond holdings, leading contributors included luxury retailer Neiman Marcus, electrical systems and products provider Legrand, and Surgical Care Affiliates, which operates ambulatory surgery centers and surgical hospitals across the United States.

Which holdings weren’t as productive?

Rob: A key aspect of our investment strategy is to seek to control the fund’s risk by keeping the portfolio broadly diversified. This approach typically prevents us from taking index-sized positions in many of the primary benchmark’s largest constituents. As a result, among the fund’s biggest detractors were underweight positions in the convertible securities issued by auto-maker Ford Motor and UAL, the parent company of United Airlines. Ford’s convertibles —whose prices advanced dramatically during a significant portion of the period — are heavily represented in the index, and therefore our underweighted exposure detracted from performance. UAL’s securities also rallied, primarily on expectations for increased air travel amid a recovering domestic economy. UAL was sold during the period.

An out-of-benchmark investment in ARRIS Group also hurt. ARRIS develops equipment and software for cable system operators and other broadband service providers that allow it to deliver a full range of integrated voice, video, and data services to subscribers. ARRIS garners a substantial portion of its revenues from top cable customers Comcast and Time Warner, and its sales fell short of expectations during the second half of the period. Despite this disappointment, at period-end we continued

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes.

All data reflect new calculation methodology in effect within the past six months.

to hold ARRIS’s convertibles because, in our view, the company’s products are operationally critical to cable operators, and industry adoption of ARRIS’s new product suite could boost the company’s sales and profitability.

Among individual high-yield bond positions, the primary detractor was real estate finance company Residential Capital.

What is your outlook for the economy and the high-yield convertible and bond markets over the coming months?

Eric: As the effects of fiscal stimulus fade in the United States, corporations are becoming increasingly concerned about slowing economic growth. Uncertainties about potential tax policy changes and regulatory reform are keeping businesses from hiring new workers. Consequently, while we believe the economy will continue to slowly improve, U.S. equities may stay in a trading range for some time, moving up and down based on investors’ assessments of economic data.

In many respects, we believe the current generally favorable market environment for high-yield bonds and convertibles may persist in the months ahead. The supportive factors that we discussed earlier remain in place. And, at the end of the period, both high-yield convertibles and bonds continued to offer notable yield advantages over Treasuries and other segments of the investment-grade-bond marketplace.

Thanks for updating us, gentlemen.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Eric Harthun has an M.B.A. from The University of Chicago Booth School of Business and a B.S. from San Diego State University. A CFA charterholder, Eric joined Putnam in 2000 and has been in the investment industry since 1994.

Portfolio Manager Robert Salvin has an M.B.A. from The University of Chicago Booth School of Business and a B.S. from the Wharton School of the University of Pennsylvania. He joined Putnam in 2000 and has been in the investment industry since 1986.

IN THE NEWS

The Federal Reserve (the Fed) maintains that it still has arrows left in its policy quiver. Despite having completed a massive Treasury bond and mortgage-backed security (MBS) buying spree and keeping short-term interest rates near zero for a record 20-plus months, the Fed indicated at its August 10 meeting that it would consider taking additional action if the economic outlook weakened further. Meeting minutes reveal that possible moves could include buying longer-dated securities or reinstating a version of the mortgage-purchase program that ended in March. The Fed has been reinvesting proceeds from its maturing mortgage securities in U.S. Treasuries, but noted that “reinvesting in MBSs might become desirable if conditions were to change,” according to the minutes.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended August 31, 2010, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance Total return for periods ended 8/31/10

	NAV	Market price

Annual average
Life of fund (since 7/9/87)	9.20%	9.04%

10 years	114.40	125.68
Annual average	7.93	8.48

5 years	31.79	51.64
Annual average	5.68	8.68

3 years	9.61	25.70
Annual average	3.11	7.92

1 year	19.20	29.08

Performance assumes reinvestment of distributions and does not account for taxes.

Comparative index returns For periods ended 8/31/10

	BofA Merrill Lynch		Lipper Convertible
	All-Convertibles	JPMorgan Developed	Securities Funds (closed-
	Speculative Quality Index	High Yield Index	end) category average†

Annual average
Life of fund (since 7/9/87)	—*	—*	8.18%

10 years	31.70%	111.55%	42.94
Annual average	2.79	7.78	3.36

5 years	24.76	43.72	15.93
Annual average	4.52	7.52	2.94

3 years	1.29	27.20	–5.96
Annual average	0.43	8.35	–2.22

1 year	18.29	21.93	16.90

Index and Lipper results should be compared to fund performance at net asset value. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment NAV.

* The fund’s benchmarks, the BofA Merrill Lynch All-Convertibles Speculative Quality Index and the JPMorgan Developed High Yield Index, were introduced on 12/31/92 and 12/31/94, respectively, which post-date the inception of the fund.

† Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 8/31/10, there were 11, 11, 9, 4, and 2 funds, respectively, in this Lipper category.

Fund price and distribution information For the 12-month period ended 8/31/10

Distributions

Number	12

Income	$0.5268

Capital gains	—

Total	$0.5268

Share value	NAV	Market price

8/31/09	$7.13	$6.80

8/31/10	7.93	8.19

Current yield (end of period)

Current dividend rate*	6.64%	6.43%

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

Fund performance as of most recent calendar quarter

Total return for periods ended 9/30/10

	NAV	Market price

Annual average
Life of fund (since 7/9/87)	9.38%	9.28%

10 years	124.07	148.87
Annual average	8.40	9.55

5 years	38.00	61.77
Annual average	6.65	10.10

3 years	11.58	29.60
Annual average	3.72	9.03

1 year	18.57	30.48

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch All-Convertibles Speculative Quality Index is an unmanaged index of U.S. convertible securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2010, the Contract Committee met several times with representatives of Putnam Management and in executive session to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 11, 2010 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2010. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions: • That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing such services, and • That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

As in the past, the Trustees continued to focus on the competitiveness of the total expense ratio of each fund. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 50th percentile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 1st percentile in total expenses as of December 31, 2009 (the first percentile representing the least expensive funds and the 100th percentile the most expensive funds).

Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as the fund’s assets under management increase. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules currently in place represented an appropriate sharing of economies of scale at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, and did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during 2009. The Committee also noted the disappointing investment performance of a number of the funds for periods ended December 31, 2009 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including Putnam Management’s continuing efforts to strengthen the equity research function, recent changes in portfolio managers, increased accountability of individual managers rather than teams, recent changes in Putnam Management’s approach to incentive compensation, including emphasis on top quartile performance over a rolling three-year period, and the recent arrival of a new chief investment officer. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s common share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Convertible Securities Funds (closed-end)) for the one-year, three-year and five-year periods ended December 31, 2009 (the first percentile representing the best-performing funds and the 100th percentile the worst-performing funds):

One-year period	50th

Three-year period	30th

Five-year period	30th

Over the one-year, three-year and five-year periods ended December 31, 2009, there were 11, 9 and 9 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policies commencing in 2010, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), an affiliate of Putnam Management. The Trustees concluded that the fees payable by the funds to PFTC for such services are reasonable in relation to the nature and quality of such services.

Other information for shareholders

Important notice regarding share repurchase program

In September 2010, the Trustees of your fund approved the renewal of a share repurchase program that had been in effect since 2005. This renewal will allow your fund to repurchase, in the 12 months beginning October 8, 2010, up to 10% of the fund’s common shares outstanding as of October 7, 2010.

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, are available in the Individual Investors section at putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of August 31, 2010, Putnam employees had approximately $298,000,000 and the Trustees had approximately $57,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam High Income Securities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam High Income Securities Fund (the “fund”) at August 31, 2010, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at August 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 13, 2010

The fund’s portfolio 8/31/10

CORPORATE BONDS AND NOTES (41.5%)*	Principal amount		Value

Basic materials (3.7%)
Aleris International, Inc. company guaranty sr. unsec.
notes 9s, 2014 (In default) † ‡‡		$230,000	$460

AMH Holdings, Inc. sr. disc. unsec. notes 11 1/4s, 2014		55,000	55,756

Associated Materials, LLC/Associated Materials
Finance, Inc. company guaranty sr. notes 9 7/8s, 2016		140,000	148,400

Builders FirstSource, Inc. 144A company
guaranty sr. notes FRN 13s, 2016		109,000	105,185

Chemtura Corp. 144A company guaranty sr. unsec.
notes 7 7/8s, 2018		25,000	25,531

Clondalkin Acquisition BV 144A company
guaranty sr. notes FRN 2.537s, 2013 (Netherlands)		75,000	65,438

Compass Minerals International, Inc. company
guaranty sr. unsec. notes 8s, 2019		150,000	156,000

Ferro Corp. sr. unsec. notes 7 7/8s, 2018		45,000	45,900

FMG Finance Pty Ltd. 144A sr. sec. notes 10 5/8s,
2016 (Australia)		240,000	278,100

Freeport-McMoRan Copper & Gold, Inc. sr. unsec.
notes 8 3/8s, 2017		265,000	294,150

Georgia-Pacific, LLC sr. unsec. unsub. notes 9 1/2s, 2011		205,000	219,350

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty 9 3/4s, 2014		90,000	88,425

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty sr. notes 8 7/8s, 2018		30,000	27,750

Huntsman International, LLC company guaranty sr. unsec.
sub. notes 7 7/8s, 2014		80,000	80,600

Huntsman International, LLC 144A sr. sub. notes 8 5/8s, 2020		60,000	59,475

Ineos Finance PLC 144A company guaranty sr. notes 9s, 2015
(United Kingdom)		100,000	101,250

Ineos Group Holdings PLC company guaranty sr. notes 7 7/8s,
2016 (United Kingdom)	EUR	55,000	52,805

Jefferson Smurfit escrow bonds 8 1/4s, 2012		$49,000	1,286

LBI Escrow Corp. 144A sr. notes 8s, 2017		325,000	348,969

Lyondell Chemical Co. sr. notes 11s, 2018		320,000	347,600

Momentive Performance Materials, Inc. company
guaranty sr. notes 12 1/2s, 2014		155,000	171,469

Momentive Performance Materials, Inc. company
guaranty sr. unsec. notes 9 3/4s, 2014		105,000	102,506

NewPage Corp. company guaranty sr. notes 11 3/8s, 2014		105,000	85,313

Novelis, Inc. company guaranty sr. unsec. notes 11 1/2s, 2015		110,000	121,000

Novelis, Inc. company guaranty sr. unsec. notes 7 1/4s, 2015		205,000	205,513

PE Paper Escrow GmbH sr. notes Ser. REGS, 11 3/4s,
2014 (Austria)	EUR	55,000	78,905

PE Paper Escrow GmbH 144A sr. notes 12s, 2014 (Austria)		$140,000	158,025

Rhodia SA sr. unsec. notes FRN Ser. REGS, 3.585s,
2013 (France)	EUR	60,000	74,554

Rohm & Haas Co. sr. unsec. unsub. notes 7.85s, 2029		$145,000	166,780

Sappi Papier Holding AG 144A company guaranty 6 3/4s,
2012 (Austria)		45,000	45,225

CORPORATE BONDS AND NOTES (41.5%)* cont.	Principal amount	Value

Basic materials cont.
Smurfit Kappa Funding PLC sr. unsec. sub. notes 7 3/4s,
2015 (Ireland)	$240,000	$240,000

Solutia, Inc. company guaranty sr. unsec. notes 7 7/8s, 2020	65,000	68,250

Steel Dynamics, Inc. sr. unsec. unsub. notes 7 3/4s, 2016	65,000	67,113

Steel Dynamics, Inc. 144A company guaranty sr. unsec.
notes 7 5/8s, 2020	40,000	41,000

Stone Container Corp. escrow bonds 8 3/8s, 2012 (In default) †	95,000	2,494

Teck Resources Limited sr. notes 10 3/4s, 2019 (Canada)	105,000	130,463

Teck Resources Limited sr. notes 10 1/4s, 2016 (Canada)	185,000	223,619

Teck Resources Limited sr. notes 9 3/4s, 2014 (Canada)	90,000	111,507

Tube City IMS Corp. company guaranty sr. unsec.
sub. notes 9 3/4s, 2015	160,000	163,600

Verso Paper Holdings, LLC/Verso Paper, Inc. company
guaranty Ser. B, 11 3/8s, 2016	60,000	48,000

Verso Paper Holdings, LLC/Verso Paper, Inc. company
guaranty sr. sec. notes FRN Ser. B, 4.216s, 2014	155,000	127,100

Verso Paper Holdings, LLC/Verso Paper, Inc.
sr. notes 11 1/2s, 2014	90,000	94,950

		5,029,816
Capital goods (2.0%)
ACCO Brands Corp. company guaranty sr. notes 10 5/8s, 2015	80,000	88,000

Altra Holdings, Inc. company guaranty sr. notes 8 1/8s, 2016	185,000	188,700

BBC Holding Corp. sr. notes 8 7/8s, 2014	240,000	228,600

Berry Plastics Corp. 144A sr. notes 9 1/2s, 2018	85,000	78,200

Case New Holland, Inc. 144A sr. notes 7 7/8s, 2017
(Netherlands)	80,000	84,200

Cedar Fair LP/Canada’s Wonderland Co./Magnum
Management Corp. 144A company guaranty sr. unsec.
notes 9 1/8s, 2018	20,000	20,350

Cleaver-Brooks, Inc. 144A sr. notes 12 1/4s, 2016	115,000	118,306

Kratos Defense & Security Solutions, Inc. company
guaranty sr. notes 10s, 2017	130,000	134,225

Legrand SA unsec. unsub. debs. 8 1/2s, 2025 (France)	325,000	406,933

Mueller Water Products, Inc. company guaranty sr. unsec.
notes 7 3/8s, 2017	130,000	109,525

Mueller Water Products, Inc. 144A company
guaranty sr. unsec. unsub. notes 8 3/4s, 2020	20,000	20,100

Reynolds Group DL Escrow, Inc./Reynolds Group Escrow, LLC
144A company guaranty sr. notes 7 3/4s, 2016 (Luxembourg)	115,000	115,863

Reynolds Group Issuer, Inc. 144A sr. notes 8 1/2s, 2018	110,000	105,600

Ryerson Holding Corp. 144A sr. disc. notes zero %, 2015	100,000	44,750

Ryerson Tull, Inc. company guaranty sr. sec. notes 12s, 2015	225,000	231,469

Tenneco, Inc. company guaranty 8 5/8s, 2014	85,000	87,125

Tenneco, Inc. company guaranty sr. unsec. notes 8 1/8s, 2015	175,000	181,781

Tenneco, Inc. 144A sr. notes 7 3/4s, 2018	50,000	51,000

Thermadyne Holdings Corp. company guaranty sr. unsec.
sub. notes 10 1/2s, 2014	120,000	121,350

Thermon Industries, Inc. 144A company
guaranty sr. notes 9 1/2s, 2017	130,000	133,250

CORPORATE BONDS AND NOTES (41.5%)* cont.	Principal amount	Value

Capital goods cont.
TransDigm, Inc. company guaranty sr. sub. notes 7 3/4s, 2014	$50,000	$51,500

TransDigm, Inc. company guaranty sr. unsec.
sub. notes 7 3/4s, 2014	100,000	103,000

		2,703,827
Communication services (5.2%)
Adelphia Communications Corp. escrow bonds zero %, 2011	235,000	3,525

Adelphia Communications Corp. escrow bonds zero %, 2010	20,000	300

Atlantic Broadband Finance, LLC company guaranty
9 3/8s, 2014	225,000	226,688

Cablevision Systems Corp. sr. unsec. unsub. notes 8s, 2020	35,000	37,363

Cablevision Systems Corp. sr. unsec. unsub. notes
7 3/4s, 2018	65,000	68,413

Cablevision Systems Corp. 144A sr. notes 8 5/8s, 2017	125,000	136,250

CC Holdings GS V, LLC/Crown Castle GS III Corp. 144A
sr. sec. notes 7 3/4s, 2017	45,000	49,050

CCH II, LLC sr. notes 13 1/2s, 2016	299,815	355,281

CCO Holdings LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. notes 7 7/8s, 2018	55,000	56,925

Cequel Communications Holdings I LLC/Cequel
Capital Corp. 144A sr. notes 8 5/8s, 2017	75,000	76,500

Charter Communications Operating LLC/Charter Communications
Operating Capital 144A company guaranty sr. notes 8s, 2012	110,000	115,775

Cincinnati Bell, Inc. company guaranty sr. unsec.
sub. notes 8 3/4s, 2018	130,000	124,150

Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
company guaranty sr. sec. notes 12s, 2015	160,000	160,000

Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
company guaranty sr. sec. notes 12s, 2015	120,000	120,300

Cricket Communications, Inc. company guaranty 9 3/8s, 2014	215,000	217,688

Cricket Communications, Inc. company
guaranty sr. unsub. notes 7 3/4s, 2016	85,000	87,763

CSC Holdings, Inc. sr. notes 6 3/4s, 2012	26,000	27,105

Digicel Group, Ltd. 144A sr. notes 8 1/4s, 2017 (Jamaica)	115,000	119,456

Digicel Group, Ltd. 144A sr. unsec. notes 8 7/8s, 2015 (Jamaica)	160,000	161,200

Frontier Communications Corp. sr. unsec. notes 8 1/2s, 2020	110,000	116,738

Frontier Communications Corp. sr. unsec. notes 8 1/4s, 2017	130,000	137,475

Frontier Communications Corp. sr. unsec. notes 8 1/4s, 2014	25,000	27,000

Frontier Communications Corp. sr. unsec. notes 8 1/8s, 2018	90,000	95,175

Intelsat Bermuda, Ltd. company guaranty sr. unsec.
notes 11 1/2s, 2017 (Luxembourg) ‡‡	140,000	144,200

Intelsat Bermuda, Ltd. company guaranty sr. unsec.
notes 11 1/4s, 2017 (Luxembourg)	580,000	600,300

Intelsat Intermediate Holding Co., Ltd. company
guaranty sr. unsec. notes 9 1/4s, 2015 (Luxembourg)	70,000	72,100

Intelsat Jackson Holding Co. company guaranty sr. unsec.
notes 11 1/4s, 2016 (Bermuda)	245,000	263,522

Level 3 Financing, Inc. company guaranty 9 1/4s, 2014	300,000	264,375

Mediacom Broadband, LLC/Mediacom Broadband Corp. sr. unsec.
unsub. notes 8 1/2s, 2015	50,000	49,625

CORPORATE BONDS AND NOTES (41.5%)* cont.	Principal amount		Value

Communication services cont.
Mediacom LLC/Mediacom Capital Corp. sr. unsec.
notes 9 1/8s, 2019		$95,000	$95,000

MetroPCS Wireless, Inc. company guaranty sr. unsec.
notes 9 1/4s, 2014		370,000	384,800

Nextel Communications, Inc. company guaranty sr. unsec.
notes Ser. D, 7 3/8s, 2015		255,000	252,450

NII Capital Corp. company guaranty sr. unsec.
unsub. notes 10s, 2016		215,000	241,069

PAETEC Holding Corp. company guaranty sr. notes 8 7/8s, 2017		90,000	93,150

PAETEC Holding Corp. company guaranty sr. unsec.
unsub. notes 9 1/2s, 2015		145,000	144,638

Qwest Communications International, Inc. company
guaranty 7 1/2s, 2014		20,000	20,375

Qwest Corp. sr. unsec. notes 7 1/2s, 2014		90,000	100,238

Qwest Corp. sr. unsec. unsub. notes 8 3/8s, 2016		20,000	23,300

Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025		65,000	67,194

SBA Telecommunications, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2019		35,000	37,975

SBA Telecommunications, Inc. company guaranty sr. unsec.
notes 8s, 2016		145,000	154,606

Sprint Capital Corp. company guaranty 6 7/8s, 2028		325,000	271,375

Sprint Nextel Corp. sr. notes 8 3/8s, 2017		150,000	154,875

Virgin Media Finance PLC company guaranty sr. notes Ser. 1,
9 1/2s, 2016 (United Kingdom)		175,000	196,000

West Corp. company guaranty 9 1/2s, 2014		175,000	178,500

Wind Acquisition Finance SA 144A sr. notes 11 3/4s, 2017
(Netherlands)		210,000	231,000

Wind Acquisition Finance SA 144A sr. notes 11 3/4s, 2017
(Netherlands)	EUR	50,000	69,290

Wind Acquisition Holdings Finance SA 144A company
guaranty sr. notes zero %, 2017 (Italy) ‡‡		$107,145	110,895

Windstream Corp. company guaranty 8 5/8s, 2016		150,000	154,875

Windstream Corp. company guaranty 8 1/8s, 2013		95,000	101,294

Windstream Corp. company guaranty sr. unsec.
unsub. notes 7 7/8s, 2017		20,000	20,300

			7,017,441
Conglomerates (—%)
SPX Corp. 144A company guaranty sr. unsec. notes
6 7/8s, 2017		45,000	46,350

			46,350
Consumer cyclicals (10.2%)
Affinia Group, Inc. 144A sr. notes 10 3/4s, 2016		65,000	71,825

Affinion Group, Inc. company guaranty 11 1/2s, 2015		110,000	115,638

Affinion Group, Inc. company guaranty 10 1/8s, 2013		85,000	87,125

Allison Transmission, Inc. 144A company guaranty sr. unsec.
notes 11 1/4s, 2015 ‡‡		167,500	180,900

AMC Entertainment, Inc. company guaranty 11s, 2016		77,000	81,428

American Axle & Manufacturing, Inc. company
guaranty sr. unsec. notes 5 1/4s, 2014		255,000	226,313

CORPORATE BONDS AND NOTES (41.5%)* cont.	Principal amount	Value

Consumer cyclicals cont.
American Casino & Entertainment Properties LLC
sr. notes 11s, 2014	$160,000	$156,000

American Media Operations, Inc. 144A sr. sub. notes 14s, 2013 ‡‡	224,930	146,205

American Media Operations, Inc. 144A sr. unsec. notes 9s, 2013 ‡‡	18,067	18,428

Ameristar Casinos, Inc. company guaranty sr. unsec.
notes 9 1/4s, 2014	80,000	84,800

Aramark Corp. company guaranty 8 1/2s, 2015	150,000	154,688

Autonation, Inc. company guaranty sr. unsec. notes 6 3/4s, 2018	40,000	40,150

Beazer Homes USA, Inc. company guaranty sr. unsec.
unsub. notes 9 1/8s, 2018	65,000	57,525

Belo Corp. sr. unsec. unsub. notes 8s, 2016	30,000	31,800

Blockbuster, Inc. 144A company guaranty sr. notes 11 3/4s,
2014 (In default) †	77,000	39,270

Bon-Ton Stores, Inc. (The) company guaranty 10 1/4s, 2014	150,000	139,500

Building Materials Corp. 144A company
guaranty sr. notes 7 1/2s, 2020	100,000	99,750

Building Materials Corp. 144A sr. notes 7s, 2020	45,000	44,775

Building Materials Corp. 144A sr. notes 6 7/8s, 2018	50,000	48,625

Burlington Coat Factory Warehouse Corp. company
guaranty sr. unsec. notes 11 1/8s, 2014	135,000	139,725

Cengage Learning Acquisitions, Inc. 144A sr. notes
10 1/2s, 2015	210,000	200,550

Cenveo Corp. company guaranty sr. notes 8 7/8s, 2018	95,000	90,488

Cenveo Corp. 144A company guaranty sr. unsec.
notes 10 1/2s, 2016	40,000	39,950

Cinemark, Inc. company guaranty sr. unsec. notes
8 5/8s, 2019	85,000	89,038

Clear Channel Communications, Inc. sr. unsec.
unsub. notes 5s, 2012	110,000	100,650

Clear Channel Worldwide Holdings, Inc. company
guaranty sr. unsec. unsub. notes 9 1/4s, 2017	50,000	51,875

Clear Channel Worldwide Holdings, Inc. company
guaranty sr. unsec. unsub. notes Ser. B, 9 1/4s, 2017	160,000	167,800

Corrections Corporation of America company
guaranty sr. notes 7 3/4s, 2017	150,000	160,125

DISH DBS Corp. company guaranty 7 1/8s, 2016	110,000	112,475

DISH DBS Corp. company guaranty sr. unsec. notes 7 7/8s,
2019	135,000	140,738

Dollar General Corp. company guaranty sr. unsec.
notes 10 5/8s, 2015	167,000	183,283

Federated Retail Holdings, Inc. company guaranty sr. unsec.
notes 5.9s, 2016	160,000	165,200

FelCor Lodging LP company guaranty sr. notes 10s, 2014 R	195,000	208,163

Ford Motor Credit Co., LLC sr. notes 9 7/8s, 2011	150,000	158,625

Ford Motor Credit Co., LLC sr. unsec. notes 8 1/8s, 2020	235,000	256,150

Goodman Global Group, Inc. sr. unsec. disc. notes zero %, 2014	270,000	171,450

Goodman Global, Inc. company guaranty sr. unsec.
sub. notes 13 1/2s, 2016	75,000	82,313

Goodyear Tire & Rubber Co. (The) sr. unsec. notes 10 1/2s, 2016	215,000	238,650

CORPORATE BONDS AND NOTES (41.5%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Gray Television, Inc. company guaranty sr. notes 10 1/2s, 2015	$130,000	$125,125

Hanesbrands, Inc. company guaranty sr. unsec. notes FRN
Ser. B, 4.121s, 2014	210,000	199,500

Hanesbrands, Inc. sr. unsec. notes 8s, 2016	75,000	78,094

Harrah’s Operating Co., Inc. company
guaranty sr. notes 10s, 2018	387,000	301,860

Harrah’s Operating Co., Inc. company
guaranty sr. notes 10s, 2015	30,000	26,775

Harrah’s Operating Co., Inc. sr. notes 11 1/4s, 2017	220,000	235,400

Harry & David Operations Corp. company guaranty sr. unsec.
notes 9s, 2013	115,000	75,325

Harry & David Operations Corp. company guaranty sr. unsec.
notes FRN 5.538s, 2012	40,000	25,800

Interpublic Group of Companies, Inc. (The) sr. unsec.
notes 10s, 2017	10,000	11,500

Isle of Capri Casinos, Inc. company guaranty 7s, 2014	130,000	112,125

Jarden Corp. company guaranty sr. unsec. notes 8s, 2016	50,000	52,813

Jarden Corp. company guaranty sr. unsec. sub. notes
7 1/2s, 2017	280,000	285,250

Lamar Media Corp. company guaranty sr. notes 9 3/4s, 2014	10,000	11,200

Lamar Media Corp. 144A sr. sub. notes 7 7/8s, 2018	40,000	41,250

Lear Corp. company guaranty sr. unsec. bond 7 7/8s, 2018	25,000	25,875

Lear Corp. company guaranty sr. unsec. notes 8 1/8s, 2020	210,000	217,875

Lender Processing Services, Inc. company
guaranty sr. unsec. unsub. notes 8 1/8s, 2016	105,000	112,350

Lennar Corp. 144A company guaranty sr. unsec. notes
6.95s, 2018	155,000	136,981

Levi Strauss & Co. sr. unsec. notes 8 7/8s, 2016	80,000	84,200

Levi Strauss & Co. sr. unsec. unsub. notes 7 5/8s, 2020	100,000	101,750

Limited Brands, Inc. company guaranty sr. unsec.
unsub. notes 7s, 2020	50,000	52,250

M/I Schottenstein Homes, Inc. company guaranty sr. unsec.
notes 6 7/8s, 2012	175,000	173,906

Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
unsub. notes 8 7/8s, 2015	75,000	84,750

Marina District Finance Co., Inc. 144A company
guaranty sr. notes 9 7/8s, 2018	35,000	34,913

Marina District Finance Co., Inc. 144A company
guaranty sr. notes 9 1/2s, 2015	35,000	34,738

Marquee Holdings, Inc. sr. disc. notes 9.505s, 2014	145,000	118,900

Mashantucket Western Pequot Tribe 144A bonds 8 1/2s,
2015 (In default) †	200,000	32,000

McClatchy Co. (The) 144A company
guaranty sr. notes 11 1/2s, 2017	105,000	108,413

Meritage Homes Corp. company guaranty sr. unsec.
unsub. notes 7.15s, 2020	15,000	13,800

MGM Mirage, Inc. company guaranty sr. unsec. notes
6 5/8s, 2015	50,000	39,563

CORPORATE BONDS AND NOTES (41.5%)* cont.	Principal amount	Value

Consumer cyclicals cont.
MGM Mirage, Inc. sr. notes 10 3/8s, 2014	$20,000	$21,800

MGM Mirage, Inc. sr. notes 6 3/4s, 2012	2,000	1,835

MGM Mirage, Inc. 144A sr. notes 9s, 2020	25,000	25,938

Michaels Stores, Inc. company guaranty 11 3/8s, 2016	225,000	241,313

Michaels Stores, Inc. company guaranty 10s, 2014	70,000	72,975

MTR Gaming Group, Inc. company guaranty sr. notes
12 5/8s, 2014	225,000	236,250

National Money Mart Co. company guaranty sr. unsec.
unsub. notes 10 3/8s, 2016 (Canada)	190,000	199,500

Navistar International Corp. sr. notes 8 1/4s, 2021	195,000	203,775

Neiman-Marcus Group, Inc. company guaranty sr. unsec.
notes 9s, 2015 ‡‡	510,587	516,969

Neiman-Marcus Group, Inc. company guaranty sr. unsec.
sub. notes 10 3/8s, 2015	65,000	66,138

Nexstar Broadcasting, Inc./Mission Broadcasting, Inc. 144A
sr. notes 8 7/8s, 2017	130,000	132,113

Nielsen Finance LLC/Nielsen Finance Co. company
guaranty 10s, 2014	125,000	131,250

Nielsen Finance LLC/Nielsen Finance Co. company
guaranty sr. unsec. sub. disc. notes stepped-coupon zero %
(12 1/2s, 8/1/11), 2016 ††	215,000	213,119

Owens Corning, Inc. company guaranty unsec.
unsub. notes 9s, 2019	300,000	354,000

Penn National Gaming, Inc. sr. unsec. sub. notes 8 3/4s, 2019	30,000	31,350

PHH Corp. 144A sr. unsec. notes 9 1/4s, 2016	60,000	60,675

Pinnacle Entertainment, Inc. company guaranty sr. unsec.
notes 8 5/8s, 2017	35,000	36,663

Pinnacle Entertainment, Inc. company guaranty sr. unsec.
sub. notes 8 3/4s, 2020	15,000	14,475

Pinnacle Entertainment, Inc. company guaranty sr. unsec.
sub. notes 7 1/2s, 2015	180,000	174,150

QVC Inc. 144A sr. notes 7 3/8s, 2020	65,000	65,975

QVC Inc. 144A sr. sec. notes 7 1/2s, 2019	115,000	117,300

Reddy Ice Corp. company guaranty sr. notes 11 1/4s, 2015	95,000	96,306

Regal Entertainment Group company guaranty sr. unsec.
notes 9 1/8s, 2018	35,000	35,875

Sabre Holdings Corp. sr. unsec. unsub. notes 8.35s, 2016	235,000	237,350

Sealy Mattress Co. 144A company guaranty sr. sec.
notes 10 7/8s, 2016	104,000	115,960

Sinclair Broadcast Group, Inc. company guaranty 8s, 2012	20,000	20,000

Sirius XM Radio, Inc. 144A sr. notes 9 3/4s, 2015	35,000	38,063

Standard Pacific Corp. company guaranty sr. notes 10 3/4s, 2016	115,000	121,038

Standard Pacific Corp. company guaranty sr. unsec.
unsub. notes 7s, 2015	75,000	69,000

Standard Pacific Corp. company guaranty sr. unsec.
unsub. notes 6 1/4s, 2014	25,000	23,313

THL Buildco, Inc. (Nortek Holdings, Inc.) sr. notes 11s, 2013	160,155	168,763

Toys R Us Property Co., LLC company guaranty sr. unsec.
notes 10 3/4s, 2017	195,000	219,863

CORPORATE BONDS AND NOTES (41.5%)* cont.	Principal amount		Value

Consumer cyclicals cont.
Toys R Us Property Co., LLC 144A sr. notes 8 1/2s, 2017		$110,000	$114,400

Toys R US-Delaware, Inc. 144A company
guaranty sr. notes 7 3/8s, 2016		30,000	30,300

Travelport LLC company guaranty 11 7/8s, 2016		150,000	158,625

Travelport LLC company guaranty 9 7/8s, 2014		155,000	158,488

Travelport LLC/Travelport, Inc. 144A company
guaranty sr. unsec. notes 9s, 2016		55,000	54,450

TRW Automotive, Inc. company guaranty sr. unsec.
unsub. notes Ser. REGS, 6 3/8s, 2014	EUR	60,000	75,802

TRW Automotive, Inc. 144A company guaranty sr. unsec.
unsub. notes 6 3/8s, 2014	EUR	80,000	101,070

Umbrella Acquisition, Inc. 144A company guaranty sr. unsec.
unsub. notes 9 3/4s, 2015 ‡‡		$204,934	184,441

United Auto Group, Inc. company guaranty 7 3/4s, 2016		150,000	143,250

Universal City Development Partners, Ltd. 144A
sr. notes 8 7/8s, 2015		50,000	50,750

Universal City Development Partners, Ltd. 144A
sr. sub. notes 10 7/8s, 2016		35,000	37,363

Univision Communications, Inc. 144A sr. sec. notes 12s, 2014		105,000	113,794

Vertis, Inc. company guaranty sr. notes 13 1/2s, 2014 ‡‡		172,719	66,065

Visant Corp. company guaranty sr. unsec. sub. notes
7 5/8s, 2012		35,000	34,956

WMG Acquisition Corp. company guaranty sr. sec.
notes 9 1/2s, 2016		155,000	161,975

WMG Acquisition Corp. company
guaranty sr. sub. notes 7 3/8s, 2014		60,000	54,900

WMG Holdings Corp. company guaranty sr. unsec. disc.
notes 9 1/2s, 2014		30,000	28,500

Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 144A
company guaranty 1st mtge. notes 7 3/4s, 2020		70,000	70,700

XM Satellite Radio, Inc. 144A company guaranty sr. unsec.
notes 13s, 2013		215,000	243,488

XM Satellite Radio, Inc. 144A sr. notes 11 1/4s, 2013		30,000	32,700

Yankee Acquisition Corp. company guaranty sr. notes Ser. B,
8 1/2s, 2015		190,000	192,375

Yonkers Racing Corp. 144A sr. notes 11 3/8s, 2016		180,000	193,500

			13,901,260
Consumer staples (2.6%)
Avis Budget Car Rental, LLC company guaranty sr. unsec.
unsub. notes 9 5/8s, 2018		30,000	31,350

Avis Budget Car Rental, LLC company guaranty sr. unsec.
unsub. notes 7 3/4s, 2016		150,000	145,125

Avis Budget Car Rental, LLC company guaranty sr. unsec.
unsub. notes 7 5/8s, 2014		100,000	99,750

Central Garden & Pet Co. sr. sub. notes 8 1/4s, 2018		130,000	130,975

Chiquita Brands International, Inc. sr. notes 7 1/2s, 2014		85,000	84,469

Chiquita Brands International, Inc. sr. unsec.
unsub. notes 8 7/8s, 2015		30,000	30,375

CKE Restaurants, Inc. 144A sr. notes 11 3/8s, 2018		235,000	229,125

CORPORATE BONDS AND NOTES (41.5%)* cont.	Principal amount		Value

Consumer staples cont.
Constellation Brands, Inc. company guaranty sr. unsec.
unsub. notes 7 1/4s, 2016		$145,000	$151,888

Dean Foods Co. company guaranty 7s, 2016		25,000	23,438

Dole Food Co. 144A sr. sec. notes 8s, 2016		65,000	67,031

Dole Food Co. sr. notes 13 7/8s, 2014		94,000	113,035

Elizabeth Arden, Inc. company guaranty 7 3/4s, 2014		155,000	155,581

Games Merger Corp. 144A sr. notes 11s, 2018		165,000	173,250

Great Atlantic & Pacific Tea Co. 144A sr. notes 11 3/8s, 2015		40,000	28,900

Hertz Corp. company guaranty 8 7/8s, 2014		165,000	169,538

Hertz Holdings Netherlands BV 144A sr. bond 8 1/2s,
2015 (Netherlands)	EUR	110,000	145,980

JBS USA LLC/JBS USA Finance, Inc. sr. notes 11 5/8s, 2014		$60,000	68,775

Libbey Glass, Inc. 144A sr. notes 10s, 2015		65,000	69,063

Michael Foods, Inc. 144A sr. notes 9 3/4s, 2018		55,000	57,750

Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp.
144A sr. unsec. notes 9 1/4s, 2015		45,000	46,181

Prestige Brands, Inc. 144A company guaranty sr. unsec.
notes 8 1/4s, 2018		75,000	75,938

Revlon Consumer Products Corp. company
guaranty sr. notes 9 3/4s, 2015		80,000	83,100

Rite Aid Corp. company guaranty sr. notes 10 1/4s, 2019		40,000	41,100

Rite Aid Corp. company guaranty sr. notes 7 1/2s, 2017		65,000	58,744

Rite Aid Corp. company guaranty sr. unsec.
unsub. notes 9 1/2s, 2017		210,000	166,425

Rite Aid Corp. 144A company guaranty sr. unsub. notes
8s, 2020		35,000	34,781

RSC Equipment Rental, Inc. 144A sr. sec. notes 10s, 2017		80,000	87,200

Smithfield Foods, Inc. 144A sr. sec. notes 10s, 2014		130,000	145,113

Spectrum Brands, Inc. sr. unsec. sub. bonds 12s, 2019 ‡‡		110,393	118,396

Spectrum Brands, Inc. 144A sr. notes 9 1/2s, 2018		65,000	68,413

SUPERVALU, Inc. sr. unsec. notes 8s, 2016		85,000	85,213

Tyson Foods, Inc. sr. unsec. unsub. notes 10 1/2s, 2014		305,000	367,906

Wendy’s/Arby’s Restaurants LLC company guaranty sr. unsec.
unsub. notes 10s, 2016		225,000	236,250

			3,590,158
Energy (5.6%)
Arch Coal, Inc. company guaranty sr. unsec. notes
7 1/4s, 2020		105,000	106,575

Arch Western Finance, LLC company
guaranty sr. notes 6 3/4s, 2013		95,000	95,475

ATP Oil & Gas Corp. 144A sr. notes 11 7/8s, 2015		50,000	40,375

Chaparral Energy, Inc. company guaranty 8 1/2s, 2015		88,000	83,600

Chaparral Energy, Inc. company guaranty sr. unsec.
notes 8 7/8s, 2017		155,000	148,800

Chesapeake Energy Corp. company guaranty sr. unsec.
notes 9 1/2s, 2015		35,000	39,375

Complete Production Services, Inc. company guaranty 8s, 2016		100,000	101,250

Compton Petroleum Corp. company guaranty 7 5/8s,
2013 (Canada)		250,000	216,250

CORPORATE BONDS AND NOTES (41.5%)* cont.	Principal amount	Value

Energy cont.
Comstock Resources, Inc. company
guaranty sr. unsub. notes 8 3/8s, 2017	$110,000	$112,475

Comstock Resources, Inc. sr. notes 6 7/8s, 2012	120,000	120,300

Connacher Oil and Gas, Ltd. 144A sec. notes 10 1/4s,
2015 (Canada)	300,000	300,000

Connacher Oil and Gas, Ltd. 144A sr. sec. notes 11 3/4s,
2014 (Canada)	15,000	16,275

CONSOL Energy, Inc. 144A company guaranty sr. unsec.
notes 8 1/4s, 2020	215,000	228,169

CONSOL Energy, Inc. 144A company guaranty sr. unsec.
notes 8s, 2017	130,000	137,150

Crosstex Energy/Crosstex Energy Finance Corp. company
guaranty sr. unsec. notes 8 7/8s, 2018	305,000	314,913

Denbury Resources, Inc. company guaranty sr. unsec.
sub. notes 8 1/4s, 2020	95,000	101,413

Denbury Resources, Inc. sr. sub. notes 7 1/2s, 2015	180,000	185,400

Expro Finance Luxemburg 144A sr. notes 8 1/2s,
2016 (Luxembourg)	230,000	215,050

Ferrellgas LP/Ferrellgas Finance Corp. sr. notes 6 3/4s, 2014	155,000	155,775

Ferrellgas Partners LP sr. unsec. notes Ser. UNRE, 6 3/4s, 2014	15,000	15,075

Forest Oil Corp. sr. notes 8s, 2011	185,000	193,556

Helix Energy Solutions Group, Inc. 144A sr. unsec.
notes 9 1/2s, 2016	345,000	339,825

Hercules Offshore, Inc. 144A sr. notes 10 1/2s, 2017	60,000	54,600

Inergy LP/Inergy Finance Corp. sr. unsec. notes 6 7/8s, 2014	275,000	276,375

International Coal Group, Inc. sr. notes 9 1/8s, 2018	225,000	238,500

Key Energy Services, Inc. company guaranty sr. unsec.
unsub. notes 8 3/8s, 2014	235,000	242,638

Newfield Exploration Co. sr. unsec. sub. notes 7 1/8s, 2018	90,000	94,050

Newfield Exploration Co. sr. unsec. sub. notes 6 5/8s, 2014	210,000	214,725

Offshore Group Investments, Ltd. 144A sr. notes 11 1/2s, 2015	70,000	69,825

OPTI Canada, Inc. company guaranty sr. sec. notes 8 1/4s,
2014 (Canada)	50,000	39,000

OPTI Canada, Inc. company guaranty sr. sec. notes 7 7/8s,
2014 (Canada)	290,000	223,300

OPTI Canada, Inc. 144A company guaranty sr. notes 9 3/4s,
2013 (Canada)	30,000	29,700

OPTI Canada, Inc. 144A sr. notes 9s, 2012 (Canada)	10,000	10,025

Peabody Energy Corp. company guaranty 7 3/8s, 2016	250,000	272,500

Peabody Energy Corp. company guaranty sr. unsec.
unsub. notes 6 1/2s, 2020	60,000	63,075

PetroHawk Energy Corp. company guaranty sr. unsec.
notes 10 1/2s, 2014	135,000	150,863

PetroHawk Energy Corp. 144A company guaranty sr. unsec.
notes 7 1/4s, 2018	90,000	89,325

Petroleum Development Corp. company guaranty sr. unsec.
notes 12s, 2018	265,000	284,875

Plains Exploration & Production Co. company
guaranty 7 3/4s, 2015	75,000	76,125

CORPORATE BONDS AND NOTES (41.5%)* cont.	Principal amount	Value

Energy cont.
Plains Exploration & Production Co. company guaranty 7s, 2017	$375,000	$368,438

Pride International, Inc. sr. unsec. notes 7 3/8s, 2014	265,000	271,514

Quicksilver Resources, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2015	50,000	51,000

Quicksilver Resources, Inc. sr. notes 11 3/4s, 2016	70,000	80,500

Range Resources Corp. company
guaranty sr. sub. notes 6 3/4s, 2020	50,000	50,375

Rosetta Resources, Inc. 144A company guaranty sr. unsec.
notes 9 1/2s, 2018	115,000	117,300

Sabine Pass LNG LP sec. notes 7 1/2s, 2016	285,000	252,581

SandRidge Energy, Inc. 144A company guaranty sr. unsec.
unsub. notes 8s, 2018	230,000	216,200

SandRidge Energy, Inc. 144A sr. unsec. notes 9 7/8s, 2016	55,000	54,725

Stallion Oilfield Holdings Ltd. 144A sr. notes 10 1/2s, 2015	15,000	15,225

Trico Shipping AS 144A sr. notes 13 7/8s, 2014 (Norway)	205,000	179,375

Whiting Petroleum Corp. company guaranty 7s, 2014	90,000	93,150

Williams Cos., Inc. (The) sr. unsec. notes 7 7/8s, 2021	115,000	139,662

		7,586,622
Financials (3.7%)
Ally Financial Inc. 144A company guaranty sr. unsec.
unsub. notes 7 1/2s, 2020	45,000	44,550

American General Finance Corp. sr. unsec. notes Ser. MTN,
6.9s, 2017	295,000	228,625

American General Finance Corp. sr. unsec. notes Ser. MTNI,
Class I, 4 7/8s, 2012	175,000	159,469

American General Finance Corp. sr. unsec. notes, MTN
Ser. J, 5 5/8s, 2011	30,000	29,175

American International Group, Inc. jr. sub. bonds FRB
8.175s, 2058	60,000	51,450

BAC Capital Trust VI bank guaranty jr. unsec.
sub. notes 5 5/8s, 2035	85,000	74,256

BAC Capital Trust XI bank guaranty jr. unsec.
sub. notes 6 5/8s, 2036	70,000	69,495

BankAmerica Capital II bank guaranty jr. unsec.
sub. notes 8s, 2026	30,000	30,563

Capital One Capital IV company guaranty jr. unsec.
sub. notes FRN 6.745s, 2037	80,000	76,000

CB Richard Ellis Services, Inc. company guaranty sr. unsec.
sub. notes 11 5/8s, 2017	170,000	192,950

CIT Group, Inc. sr. bond 7s, 2017	476,354	447,921

CIT Group, Inc. sr. bond 7s, 2016	334,538	317,811

CIT Group, Inc. sr. bond 7s, 2015	147,723	141,999

CIT Group, Inc. sr. bond 7s, 2014	57,723	56,208

CIT Group, Inc. sr. bond 7s, 2013	121,815	120,749

E*Trade Financial Corp. sr. unsec. notes 7 3/8s, 2013	90,000	85,500

E*Trade Financial Corp. sr. unsec. unsub. notes 12 1/2s, 2017 ‡‡	122,000	136,030

GMAC, Inc. 144A company guaranty sr. unsec. notes 8s, 2020	60,000	61,500

GMAC, LLC company guaranty sr. unsec. notes 7s, 2012	277,000	282,540

GMAC, LLC company guaranty sr. unsec. notes 6 5/8s, 2012	88,000	89,540

CORPORATE BONDS AND NOTES (41.5%)* cont.	Principal amount	Value

Financials cont.
GMAC, LLC company guaranty sr. unsec. notes Ser. 8, 6 3/4s, 2014	$153,000	$151,853

GMAC, LLC company guaranty sr. unsec. unsub. notes FRN
2.738s, 2014	15,000	12,896

GMAC, LLC sr. unsec. unsub. notes 6 3/4s, 2014	64,000	63,256

GMAC, LLC 144A company guaranty sr. unsec. notes 8.3s, 2015	65,000	67,600

HBOS Capital Funding LP 144a bank guaranty jr. unsec.
sub. FRB 6.071s, 2049 (Jersey)	90,000	70,200

HBOS PLC 144A sr. unsec. sub. notes 6 3/4s, 2018
(United Kingdom)	135,000	131,984

HUB International Holdings, Inc. 144A
sr. sub. notes 10 1/4s, 2015	180,000	170,100

HUB International Holdings, Inc. 144A sr. unsec.
unsub. notes 9s, 2014	115,000	109,969

Icahn Enterprises LP/Icahn Enterprises Finance Corp.
company guaranty sr. unsec. notes 8s, 2018	240,000	238,800

Interactive Data Corp. 144A company
guaranty sr. notes 10 1/4s, 2018	165,000	171,188

iStar Financial, Inc. sr. unsec. unsub. notes Ser. B,
5.95s, 2013 R	110,000	82,500

Leucadia National Corp. sr. unsec. notes 8 1/8s, 2015	35,000	37,275

Leucadia National Corp. sr. unsec. notes 7 1/8s, 2017	168,000	168,420

NB Capital Trust IV jr. unsec. sub. notes 8 1/4s, 2027	30,000	30,741

Provident Funding Associates 144A sr. notes 10 1/4s, 2017	115,000	117,013

Residential Capital LLC company guaranty jr. notes 9 5/8s, 2015	275,000	272,250

Royal Bank of Scotland Group PLC jr. unsec. sub. bonds FRB
7.648s, 2049 (United Kingdom)	105,000	89,250

SLM Corp. sr. notes Ser. MTN, 8s, 2020	90,000	78,750

SLM Corp. sr. unsec. unsub. notes Ser. MTNA, 5s, 2013	295,000	278,038

		5,038,414
Health care (3.8%)
Biomet, Inc. company guaranty sr. unsec. bond 10s, 2017	220,000	238,700

Capella Healthcare, Inc. 144A company
guaranty sr. notes 9 1/4s, 2017	155,000	160,425

Community Health Systems, Inc. company guaranty 8 7/8s, 2015	90,000	93,375

DaVita, Inc. company guaranty 6 5/8s, 2013	226,000	227,130

DaVita, Inc. company guaranty sr. unsec. sub. notes 7 1/4s, 2015	35,000	36,181

Elan Finance PLC/Elan Finance Corp. 144A company
guaranty sr. notes 8 3/4s, 2016 (Ireland)	160,000	155,200

HCA, Inc. company guaranty sr. notes 9 7/8s, 2017	45,000	49,163

HCA, Inc. company guaranty sr. notes 9 5/8s, 2016 ‡‡	267,000	286,691

HCA, Inc. company guaranty sr. notes 8 1/2s, 2019	215,000	235,694

HCA, Inc. sr. notes 6.95s, 2012	70,000	71,400

HCA, Inc. sr. sec. notes 9 1/4s, 2016	355,000	380,738

Health Management Associates, Inc. sr. notes 6 1/8s, 2016	245,000	237,344

IASIS Healthcare/IASIS Capital Corp. sr. sub. notes 8 3/4s, 2014	355,000	362,100

Multiplan, Inc. 144A company guaranty sr. notes 9 7/8s, 2018	95,000	95,475

Omnicare, Inc. sr. sub. notes 6 1/8s, 2013	155,000	152,675

Psychiatric Solutions, Inc. company guaranty 7 3/4s, 2015	55,000	56,788

CORPORATE BONDS AND NOTES (41.5%)* cont.	Principal amount	Value

Health care cont.
Psychiatric Solutions, Inc. company guaranty sr. unsec.
sub. notes 7 3/4s, 2015	$20,000	$20,650

Quintiles Transnational Corp. 144A sr. notes 9 1/2s, 2014 ‡‡	50,000	51,000

Select Medical Corp. company guaranty 7 5/8s, 2015	140,000	131,950

Service Corporation International sr. notes 7s, 2017	65,000	67,275

Service Corporation International sr. unsec. 7 3/8s, 2014	125,000	135,938

Stewart Enterprises, Inc. sr. notes 6 1/4s, 2013	340,000	339,575

Surgical Care Affiliates, Inc. 144A sr. sub. notes 10s, 2017	80,000	80,500

Surgical Care Affiliates, Inc. 144A sr. unsec.
notes 8 7/8s, 2015 ‡‡	131,119	131,447

Talecris Biotherapeutics Holdings Corp. company
guaranty sr. unsec. notes 7 3/4s, 2016	85,000	92,438

Tenet Healthcare Corp. company guaranty sr. notes 10s, 2018	15,000	16,875

Tenet Healthcare Corp. sr. notes 9s, 2015	270,000	287,550

Tenet Healthcare Corp. 144A sr. unsec. notes 8s, 2020	110,000	106,700

United Surgical Partners International, Inc. company
guaranty sr. unsec. sub. notes 8 7/8s, 2017	265,000	271,625

US Oncology Holdings, Inc. sr. unsec. notes FRN 6.643s,
2012 ‡‡	253,000	237,820

US Oncology, Inc. company guaranty sr. unsec.
sub. notes 10 3/4s, 2014	35,000	36,138

Ventas Realty LP/Capital Corp. company guaranty 9s, 2012 R	280,000	296,346

		5,142,906
Technology (2.4%)
Advanced Micro Devices, Inc. sr. unsec. notes 8 1/8s, 2017	85,000	86,913

Advanced Micro Devices, Inc. 144A sr. notes 7 3/4s, 2020	40,000	39,600

Ceridian Corp. company guaranty sr. unsec. notes
12 1/4s, 2015 ‡‡	212,350	193,239

Ceridian Corp. sr. unsec. notes 11 1/4s, 2015	65,000	60,206

Compucom Systems, Inc. 144A sr. sub. notes 12 1/2s, 2015	205,000	215,506

Fidelity National Information Services, Inc. 144A company
guaranty sr. notes 7 7/8s, 2020	65,000	68,250

Fidelity National Information Services, Inc. 144A company
guaranty sr. notes 7 5/8s, 2017	65,000	67,763

First Data Corp. company guaranty sr. unsec. notes 10.55s, 2015 ‡‡	256,304	192,869

First Data Corp. company guaranty sr. unsec. notes 9 7/8s, 2015	170,000	129,200

First Data Corp. company guaranty sr. unsec.
sub. notes 11 1/4s, 2016	155,000	101,913

Freescale Semiconductor, Inc. company guaranty sr. unsec.
notes 9 1/8s, 2014 ‡‡	248,647	230,620

Freescale Semiconductor, Inc. company guaranty sr. unsec.
notes 8 7/8s, 2014	20,000	18,550

Freescale Semiconductor, Inc. company guaranty sr. unsec.
sub. notes 10 1/8s, 2016	29,000	23,780

Freescale Semiconductor, Inc. 144A company
guaranty sr. notes 10 1/8s, 2018	70,000	71,925

Freescale Semiconductor, Inc. 144A company
guaranty sr. notes 9 1/4s, 2018	120,000	120,300

Iron Mountain, Inc. company guaranty 8 3/4s, 2018	55,000	58,025

CORPORATE BONDS AND NOTES (41.5%)* cont.	Principal amount		Value

Technology cont.
Iron Mountain, Inc. sr. sub. notes 8 3/8s, 2021		$25,000	$26,563

Jazz Technologies, Inc. 144A notes 8s, 2015 F		625,000	537,500

Lucent Technologies, Inc. unsec. debs. 6.45s, 2029		25,000	16,875

NXP BV/NXP Funding, LLC company guaranty Ser. EXCH, 9 1/2s,
2015 (Netherlands)		150,000	145,875

NXP BV/NXP Funding, LLC company guaranty sr. sec. notes FRN
Ser. EXCH, 3.276s, 2013 (Netherlands)		150,000	140,250

NXP BV/NXP Funding, LLC 144A company
guaranty sr. notes 9 3/4s, 2018 (Netherlands)		100,000	103,000

SunGard Data Systems, Inc. company guaranty 10 1/4s, 2015		156,000	163,800

SunGard Data Systems, Inc. company guaranty 9 1/8s, 2013		158,000	161,358

Syniverse Technologies, Inc. sr. sub. notes Ser. B, 7 3/4s, 2013		40,000	40,760

Unisys Corp. 144A company guaranty sr. sub. notes 14 1/4s, 2015		190,000	223,250

			3,237,890
Transportation (0.2%)
Inaer Aviation Finance Ltd. 144A sr. notes 9 1/2s, 2017 (Spain)	EUR	70,000	85,786

RailAmerica, Inc. company guaranty sr. notes 9 1/4s, 2017		$137,000	148,645

			234,431
Utilities and power (2.1%)
AES Corp. (The) sr. unsec. notes 8s, 2020		55,000	57,750

AES Corp. (The) sr. unsec. unsub. notes 8s, 2017		85,000	89,463

AES Corp. (The) 144A sec. notes 8 3/4s, 2013		92,000	93,610

Calpine Corp. 144A company guaranty sr. notes 7 7/8s, 2020		100,000	100,500

Colorado Interstate Gas Co. debs. 6.85s, 2037 (Canada)		95,000	101,257

Dynegy Holdings, Inc. sr. unsec. notes 7 3/4s, 2019		105,000	67,725

Dynegy-Roseton Danskamme company guaranty Ser. B,
7.67s, 2016		125,000	113,125

Edison Mission Energy sr. unsec. notes 7 3/4s, 2016		75,000	55,219

Edison Mission Energy sr. unsec. notes 7 1/2s, 2013		20,000	18,225

Edison Mission Energy sr. unsec. notes 7.2s, 2019		85,000	56,525

Edison Mission Energy sr. unsec. notes 7s, 2017		40,000	27,300

El Paso Corp. sr. unsec. notes 12s, 2013		35,000	42,088

El Paso Corp. sr. unsec. notes Ser. GMTN, 7.8s, 2031		100,000	100,250

El Paso Natural Gas Co. debs. 8 5/8s, 2022		40,000	50,734

Energy Future Holdings Corp. company guaranty sr. unsec.
notes 11 1/4s, 2017 ‡‡		26,500	12,720

Energy Future Holdings Corp. 144A sr. sec. bond 10s, 2020		45,000	43,335

Energy Future Intermediate Holdings Co., LLC sr. notes
10s, 2020		62,000	59,581

Energy Future Intermediate Holdings Co., LLC
sr. notes 9 3/4s, 2019		256,000	243,200

Ipalco Enterprises, Inc. sr. sec. notes 8 5/8s, 2011		40,000	42,000

Ipalco Enterprises, Inc. 144A sr. sec. notes 7 1/4s, 2016		25,000	26,125

Mirant Americas Generation, Inc. sr. unsec. notes 8.3s, 2011		170,000	174,463

Mirant North America, LLC company guaranty 7 3/8s, 2013		235,000	240,288

NRG Energy, Inc. company guaranty 7 3/8s, 2017		100,000	101,125

NRG Energy, Inc. company guaranty 7 1/4s, 2014		80,000	81,600

NRG Energy, Inc. sr. notes 7 3/8s, 2016		355,000	357,663

CORPORATE BONDS AND NOTES (41.5%)* cont.	Principal amount	Value

Utilities and power cont.
PNM Resources, Inc. unsec. unsub. notes 9 1/4s, 2015	$140,000	$149,975

Sierra Pacific Resources sr. unsec. notes 8 5/8s, 2014	115,000	118,306

Tennessee Gas Pipeline Co. sr. unsec. unsub. debs. 7s, 2028	15,000	16,668

Texas Competitive Electric Holdings Co., LLC company
guaranty sr. unsec. notes zero %, 2016 (United Kingdom) ‡‡	169,000	98,020

Texas Competitive Electric Holdings Co., LLC company
guaranty sr. unsec. notes Ser. B, 10 1/4s, 2015 (United Kingdom)	110,000	70,125

Utilicorp United, Inc. sr. unsec. notes 7.95s, 2011	5,000	5,135

		2,814,100
Total corporate bonds and notes (cost $54,878,181)		$56,343,215

CONVERTIBLE BONDS AND NOTES (33.1%)*	Principal amount	Value

Basic materials (1.2%)
Steel Dynamics, Inc. cv. sr. notes 5 1/8s, 2014	$440,000	$492,800

U.S. Steel Corp. cv. sr. unsec. notes 4s, 2014	475,000	714,875

USEC, Inc. cv. sr. unsec. notes 3s, 2014	600,000	445,500

		1,653,175
Capital goods (2.2%)
AAR CORP. 144A cv. sr. unsec. notes 2 1/4s, 2016	900,000	727,875

Alliant Techsystems, Inc. cv. company guaranty sr. sub. notes
3s, 2024	100,000	105,250

General Cable Corp. cv. unsec. sub. notes stepped-coupon
4 1/2s (2 1/4s, 11/15/19) 2029 ††	900,000	785,250

L-1 Identity Solutions, Inc. cv. sr. unsec. notes 3 3/4s, 2027	1,300,000	1,277,250

Trinity Industries, Inc. cv. unsec. sub. notes 3 7/8s, 2036	75,000	62,063

		2,957,688
Communication services (4.6%)
Cogent Communication Group, Inc. cv. sr. unsec. notes 1s, 2027	800,000	641,000

Leap Wireless International, Inc. cv. sr. unsec.
notes 4 1/2s, 2014	900,000	783,000

Level 3 Communications, Inc. cv. sr. unsec.
unsub. notes 3 1/2s, 2012	1,700,000	1,566,125

NII Holdings, Inc. cv. sr. unsec. notes 3 1/8s, 2012	1,400,000	1,354,500

Virgin Media, Inc. cv. sr. unsec. notes 6 1/2s, 2016	1,380,000	1,866,450

		6,211,075
Conglomerates (0.4%)
Textron, Inc. cv. sr. unsec. notes Ser. TXT, 4 1/2s, 2013	370,000	552,817

		552,817
Consumer cyclicals (5.8%)
Alliance Data Systems Corp. cv. sr. unsec. notes 1 3/4s, 2013	740,000	710,400

Charming Shoppes, Inc. cv. sr. unsec. notes 1 1/8s, 2014	700,000	557,375

Ford Motor Co. cv. sr. unsec. notes 4 1/4s, 2016	806,000	1,120,421

Icahn Enterprises LP 144A cv. sr. unsec. notes FRN 4s, 2013	900,000	819,000

Iconix Brand Group, Inc. cv. sr. sub. notes 1 7/8s, 2012	380,000	362,900

International Game Technology 144A cv. sr. unsec.
notes 3 1/4s, 2014	390,000	429,624

Liberty Media, LLC cv. sr. unsec. unsub. notes 3 1/2s, 2031	1,900,000	997,595

Live Nation, Inc. cv. sr. unsec. notes 2 7/8s, 2027	600,000	501,000

Sinclair Broadcast Group, Inc. cv. unsec. sub. debs 6s, 2012	1,525,000	1,456,375

CONVERTIBLE BONDS AND NOTES (33.1%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Sirius Satellite Radio, Inc. cv. sr. unsec. notes 3 1/4s, 2011	$378,000	$370,440

XM Satellite Radio Holdings, Inc. 144A cv. sr. unsec.
sub. notes 7s, 2014	547,000	533,380

		7,858,510
Consumer staples (1.5%)
Pantry, Inc. (The) cv. company guaranty sr. unsec.
sub. notes 3s, 2012	1,250,000	1,171,875

Rite Aid Corp. cv. sr. unsec. unsub. notes 8 1/2s, 2015	470,000	451,200

Spartan Stores, Inc. cv. sr. unsec. notes 3 3/8s, 2027	393,000	351,244

		1,974,319
Energy (3.8%)
Cal Dive International, Inc. cv. sr. unsec.
unsub. notes 3 1/4s, 2025	900,000	819,000

Carrizo Oil & Gas, Inc. cv. sr. unsec. unsub. notes 4 3/8s, 2028	735,000	686,306

Chesapeake Energy Corp. cv. sr. unsec. notes company
guaranty 2 1/2s, 2037	1,200,000	988,500

International Coal Group, Inc. cv. company
guaranty sr. unsec. notes 4s, 2017	387,000	402,867

Peabody Energy Corp. cv. jr. unsec. sub. debs. 4 3/4s, 2041	400,000	412,000

Penn Virginia Corp. cv. sr. unsec. sub. notes 4 1/2s, 2012	870,000	840,638

St. Mary Land & Exploration Co. cv. sr. unsec.
notes 3 1/2s, 2027	865,000	908,250

Trico Marine Services, Inc. cv. sr. unsec. debs. 3s,
2027 (In default) †	500,000	38,750

		5,096,311
Financials (3.0%)
Alexandria Real Estate Equities, Inc. 144A cv. company
guaranty sr. unsec. notes 3.7s, 2027 R	600,000	588,750

Annaly Capital Management, Inc. cv. sr. unsec.
unsub. notes 4s, 2015 R	400,000	425,500

CapitalSource, Inc. cv. company guaranty sr. unsec.
sub. notes 7 1/4s, 2037	300,000	294,000

Digital Realty Trust LP 144A cv. sr. unsec. notes 5 1/2s, 2029 R	545,000	801,491

General Growth Properties, Inc. 144A cv. sr. notes 3.98s,
2027 (In default) † R	400,000	422,500

KKR Financial Holdings, LLC cv. sr. unsec. notes 7 1/2s, 2017	598,000	721,338

MGIC Investment Corp. cv. sr. notes 5s, 2017	200,000	191,460

Old Republic International Corp. cv. sr. unsec.
unsub. notes 8s, 2012	530,000	651,900

		4,096,939
Health care (3.5%)
Amylin Pharmaceuticals, Inc. cv. sr. unsec. notes 3s, 2014	760,000	680,200

Biovail Corp. 144A cv. sr. notes 5 3/8s, 2014 (Canada)	400,000	655,000

China Medical Technologies, Inc. cv. sr. unsec.
bonds Ser. CMT, 4s, 2013 (China)	260,000	179,725

Hologic, Inc. cv. sr. unsec. unsub. notes stepped-coupon 2s
(zero %, 12/15/13) 2037 ††	1,200,000	1,084,500

LifePoint Hospitals, Inc. cv. sr. unsec. sub. notes 3 1/4s, 2025	400,000	385,500

Omnicare, Inc. cv. company guaranty sr. unsec. debs
Ser. OCR, 3 1/4s, 2035	963,000	801,698

CONVERTIBLE BONDS AND NOTES (33.1%)* cont.	Principal amount	Value

Health care cont.
Providence Service Corp. (The) cv. sr. unsec.
sub. notes 6 1/2s, 2014	$302,000	$282,370

Theravance, Inc. cv. unsec. sub. notes 3s, 2015	842,000	732,540

		4,801,533
Technology (7.1%)
Advanced Micro Devices, Inc. cv. sr. unsec. notes 6s, 2015	429,000	419,884

ARRIS Group, Inc. cv. sr. unsec. notes 2s, 2026	1,470,000	1,407,525

Cadence Design Systems, Inc. cv. sr. unsec. notes 1 1/2s, 2013	700,000	627,375

CIENA Corp. cv. sr. unsec. notes 1/4s, 2013	900,000	776,250

EnerSys cv. sr. unsec. notes stepped-coupon 3 3/8s (zero %,
6/1/15) 2038 ††	437,000	415,696

Kulicke & Soffa Industries, Inc. cv. unsec.
sub. notes 7/8s, 2012	1,800,000	1,669,500

Micron Technology, Inc. cv. sr. unsec. unsub. notes 1 7/8s, 2014	800,000	689,000

ON Semiconductor Corp. cv. company guaranty sr. unsec.
sub. notes 2 5/8s, 2026	650,000	619,125

Safeguard Scientifics, Inc. cv. sr. unsec.
sub. notes 10 1/8s, 2014	1,800,000	1,908,000

TeleCommunication Systems, Inc. 144A cv. sr. unsec.
notes 4 1/2s, 2014	700,000	574,000

TTM Technologies, Inc. cv. sr. unsec. notes 3 1/4s, 2015	680,000	604,384

		9,710,739
Total convertible bonds and notes (cost $40,173,196)		$44,913,106

CONVERTIBLE PREFERRED STOCKS (20.3%)*	Shares	Value

Basic materials (1.2%)
Smurfit-Stone Container Corp. zero % cv. pfd. F	65,720	$657

Vale Capital II $3.375 cv. pfd. (Cayman Islands)	21,400	1,634,425

		1,635,082
Communication services (2.4%)
Cincinnati Bell, Inc. Ser. B, $3.378 cum. cv. pfd.	30,900	1,166,475

Crown Castle International Corp. $3.125 cum. cv. pfd.	34,800	2,031,798

		3,198,273
Consumer cyclicals (4.8%)
FelCor Lodging Trust, Inc. Ser. A, $0.488 cum. cv. pfd. R	88,700	1,757,369

Ford Motor Co. Capital Trust II $3.25 cum. cv. pfd.	54,700	2,536,671

Interpublic Group of Companies, Inc. (The) Ser. B,
5.25% cv. pfd.	1,150	1,017,750

Retail Ventures, Inc. $3.312 cv. pfd.	27,400	1,147,238

		6,459,028
Consumer staples (1.6%)
Bunge, Ltd. 5.125% cum. cv. pfd.	1,040	539,500

Dole Food Automatic Exchange 144A 7.00% cv. pfd. †	58,672	523,941

Newell Financial Trust I $2.625 cum. cv. pfd.	29,848	1,164,072

		2,227,513
Energy (1.4%)
Apache Corp. Ser. D, $3.00 cv. pfd.	23,200	1,255,584

Whiting Petroleum Corp. $6.25 cum. cv. pfd	2,900	606,281

		1,861,865

CONVERTIBLE PREFERRED STOCKS (20.3%)* cont.	Shares	Value

Financials (5.0%)
Assured Guaranty, Ltd. $4.25 cv. pfd. (Bermuda)	6,000	$394,740

Bank of America Corp. Ser. L, 7.25% cv. pfd.	1,762	1,673,900

Citigroup, Inc. $7.50 cv. pfd.	8,600	984,270

Entertainment Properties Trust Ser. C, $1.438 cv. pfd.	38,400	715,008

Federal National Mortgage Association Ser. 04-1,
5.375% cv. pfd.	16	44,000

Hartford Financial Services Group, Inc. (The)
$1.182 cv. pfd.	29,500	651,767

Huntington Bancshares Ser. A, 8.50% cv. pfd.	600	595,725

Lehman Brothers Holdings, Inc. Ser. P,
7.25% cv. pfd. (In default) †	850	935

Wells Fargo & Co. Ser. L, 7.50% cv. pfd.	1,050	1,036,350

XL Group, Ltd. $2.688 cv. pfd.	32,300	874,361

		6,971,056
Utilities and power (3.9%)
AES Trust III $3.375 cv. pfd.	27,800	1,306,600

El Paso Corp. 4.99% cv. pfd.	1,850	1,935,563

Great Plains Energy, Inc. $6.00 cv. pfd.	17,301	1,066,953

PPL Corp. $4.75 cv. pfd. †	16,900	954,174

		5,263,290

Total convertible preferred stocks (cost $29,032,074)		$27,616,107

COMMON STOCKS (2.1%)*	Shares	Value

AES Corp. (The) †	6,265	$64,154

Alliance Imaging, Inc. †	14,866	62,437

Alpha Natural Resources, Inc. †	1,940	72,032

American Media Operations, Inc. 144A F †	3,597	1

Avis Budget Group, Inc. †	3,210	29,275

Bohai Bay Litigation, LLC (Escrow) F †	406	1,267

CIT Group, Inc. †	1,016	37,267

Community Health Systems, Inc. †	1,890	49,272

Dana Holding Corp. †	4,540	46,580

El Paso Corp.	4,940	56,267

FelCor Lodging Trust, Inc. † R	8,485	33,770

Fleetwood Enterprises, Inc. F †	196,000	196

Freeport-McMoRan Copper & Gold, Inc. Class B	1,100	79,178

Interpublic Group of Companies, Inc. (The) †	6,160	52,545

Leap Wireless International, Inc. †	6,015	62,376

Louisiana-Pacific Corp. †	6,905	45,987

Macy’s, Inc.	3,970	77,177

Merck & Co., Inc.	19,621	689,874

Newell Rubbermaid, Inc.	12,200	183,244

Nortek, Inc. †	2,860	118,690

PetroHawk Energy Corp. †	4,123	62,340

Seacoast Banking Corp. of Florida †	27,586	33,379

Sealy Corp. †	29,223	69,259

Service Corporation International	9,975	76,708

COMMON STOCKS (2.1%)* cont.	Shares	Value

Smurfit-Stone Container Corp. †	31,038	$532,922

Spectrum Brands Holdings, Inc. †	1,789	45,637

Sprint Nextel Corp. †	19,115	77,989

Stallion Oilfield Holdings, Ltd. †	3,303	57,803

Temple-Inland, Inc.	3,560	56,711

Thermadyne Holdings Corp. †	3,310	36,509

Trump Entertainment Resorts, Inc. F †	152	3,192

TRW Automotive Holdings Corp. †	1,540	53,531

Vertis Holdings, Inc. F †	7,497	8

Total common stocks (cost $3,420,234)		$2,867,577

UNITS (0.8%)*	Units	Value

Hercules, Inc. cv. jr. unsec. sub. debs. units 6 1/2s, 2029	1,540,000	$1,078,000

Total units (cost $1,250,777)		$1,078,000

PREFERRED STOCKS (0.1%)*	Shares	Value

GMAC, Inc. 144A Ser. G, 7.00% cum. pfd.	211	$174,293

Total preferred stocks (cost $122,992)		$174,293

SENIOR LOANS (—%)* [c]	Principal amount	Value

GateHouse Media, Inc. bank term loan FRN Ser. B, 2.33s, 2014	$90,841	$34,997

GateHouse Media, Inc. bank term loan FRN Ser. DD, 2.275s, 2014	33,896	13,058

Total senior loans (cost $118,722)		$48,055

WARRANTS (—%)* †	Expiration	Strike
	date	price	Warrants	Value

New ASAT (Finance), Ltd. (Cayman Islands) F	2/1/11	$0.01	23,400	$—

Smurfit Kappa Group PLC 144A (Ireland)	10/1/13	EUR 0.001	119	5,348

Tower Semiconductor, Ltd. 144A (Israel) F	6/30/15	$0.01	168,777	38,817

Vertis Holdings, Inc. F	10/18/15	0.01	309	1

Total warrants (cost $39,005)				$44,166

SHORT-TERM INVESTMENTS (1.1%)*	Shares	Value

Putnam Money Market Liquidity Fund 0.15% [e]	1,502,564	$1,502,564

Total short-term investments (cost $1,502,564)		$1,502,564

TOTAL INVESTMENTS

Total investments (cost $130,537,745)		$134,587,083

Key to holding’s currency abbreviations
EUR	Euro
USD / $	United States Dollar

Key to holding’s abbreviations
FRB	Floating Rate Bonds
FRN	Floating Rate Notes
GMTN	Global Medium Term Notes
MTN	Medium Term Notes
MTNA	Medium Term Notes Class A
MTNI	Medium Term Notes Class I

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2009 through August 31, 2010 (the reporting period).

* Percentages indicated are based on net assets of $135,777,381.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) based on the securities valuation inputs.

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $12,805 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on FRB and FRN are the current interest rates at the close of the reporting period.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 8/31/10 (aggregate face value $1,429,099)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

	Bank of America N.A.

	Euro	Sell	9/15/10	$43,312	$45,280	$1,968

	Citibank, N.A.

	Euro	Buy	9/15/10	21,149	22,100	(951)

	Credit Suisse AG

	Euro	Buy	9/15/10	19,503	20,389	(886)

	Deutsche Bank AG

	Euro	Sell	9/15/10	62,815	65,643	2,828

	Goldman Sachs International

	Euro	Sell	9/15/10	114,865	119,965	5,100

HSBC Bank USA, National Association

	Euro	Sell	9/15/10	48,124	50,276	2,152

	JPMorgan Chase Bank, N.A.

	Euro	Buy	9/15/10	262,783	274,433	(11,650)

	Royal Bank of Scotland PLC (The)

	Euro	Buy	9/15/10	71,426	72,076	(650)

FORWARD CURRENCY CONTRACTS at 8/31/10 (aggregate face value $1,429,099) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

State Street Bank and Trust Co.

	Euro	Sell	9/15/10	$41,919	$43,791	$1,872

UBS AG

	Euro	Sell	9/15/10	90,169	94,217	4,048

Westpac Banking Corp.

	Euro	Sell	9/15/10	594,713	620,929	26,216

Total						$30,047

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$714,798	$—	$—

Capital goods	36,509	—	—

Communication services	140,365	—	—

Consumer cyclicals	451,552	—	3,397

Consumer staples	334,864	—	—

Energy	134,372	57,803	1,267

Financial	70,646	—	—

Health care	801,583	—	—

Utilities and power	120,421	—	—

Total common stocks	2,805,110	57,803	4,664

Convertible bonds and notes	—	44,913,106	—

Convertible preferred stocks	—	27,615,450	657

Corporate bonds and notes	—	55,805,715	537,500

Preferred stocks	—	174,293	—

Senior loans	—	48,055	—

Units	—	1,078,000	—

Warrants	—	5,348	38,818

Short-term investments	1,502,564	—	—

Totals by level	$4,307,674	$129,697,770	$581,639

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$30,047	$—

Totals by level	$—	$30,047	$—

At the start and/or close of the reporting period, Level 3 investments in securities and other financial instruments were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 8/31/10

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $129,035,181)	$133,084,519
Affiliated issuers (identified cost $1,502,564) (Note 6)	1,502,564

Dividends, interest and other receivables	1,782,970

Receivable for investments sold	607,816

Unrealized appreciation on forward currency contracts (Note 1)	44,184

Total assets	137,022,053

LIABILITIES

Payable to custodian	20,697

Distributions payable to shareholders	745,649

Payable for investments purchased	3,192

Payable for compensation of Manager (Note 2)	243,617

Payable for investor servicing fees (Note 2)	5,467

Payable for custodian fees (Note 2)	7,832

Payable for Trustee compensation and expenses (Note 2)	83,157

Payable for administrative services (Note 2)	1,383

Unrealized depreciation on forward currency contracts (Note 1)	14,137

Payable for auditing	102,814

Other accrued expenses	16,727

Total liabilities	1,244,672

Net assets	$135,777,381

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Note 5)	$166,188,669

Undistributed net investment income (Note 1)	567,378

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(35,056,802)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	4,078,136

Total — Representing net assets applicable to capital shares outstanding	$135,777,381

COMPUTATION OF NET ASSET VALUE

Net asset value per share ($135,777,381 divided by 17,113,325 shares)	$7.93

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 8/31/10

INVESTMENT INCOME

Interest (including interest income of $3,010 from investments in affiliated issuers) (Note 6)	$8,255,251

Dividends	1,799,672

Total investment income	10,054,923

EXPENSES

Compensation of Manager (Note 2)	931,667

Investor servicing fees (Note 2)	66,464

Custodian fees (Note 2)	18,235

Trustee compensation and expenses (Note 2)	10,014

Administrative services (Note 2)	7,007

Interest expense (Note 2)	64

Auditing	105,588

Other	105,059

Total expenses	1,244,098

Expense reduction (Note 2)	(778)

Net expenses	1,243,320

Net investment income	8,811,603

Net realized loss on investments (Notes 1 and 3)	(475,554)

Net realized gain on swap contracts (Note 1)	9,151

Net realized gain on foreign currency transactions (Note 1)	128,281

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	31,206

Net unrealized appreciation of investments, swap contracts and receivable
purchase agreement during the year	14,264,256

Net gain on investments	13,957,340

Net increase in net assets resulting from operations	$22,768,943

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 8/31/10	Year ended 8/31/09

Operations:
Net investment income	$8,811,603	$8,686,201

Net realized loss on investments and
foreign currency transactions	(338,122)	(25,822,736)

Net unrealized appreciation of investments and assets and
liabilities in foreign currencies	14,295,462	4,975,626

Net increase (decrease) in net assets resulting from operations	22,768,943	(12,160,909)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income	(9,031,073)	(9,541,631)

Increase in capital share transactions from
reinvestment of distributions	105,783	106,665

Decrease from capital shares repurchased (Note 5)	(1,322,649)	(4,865,213)

Total increase (decrease) in net assets	12,521,004	(26,461,088)

NET ASSETS

Beginning of year	123,256,377	149,717,465

End of year (including undistributed net investment income
of $567,378 and $704,830, respectively)	$135,777,381	$123,256,377

NUMBER OF FUND SHARES

Shares outstanding at beginning of year	17,294,890	18,183,762

Shares issued in connection with reinvestment of distributions	13,170	18,348

Shares repurchased (Note 5)	(194,735)	(907,220)

Shares outstanding at end of year	17,113,325	17,294,890

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE

			Year ended

	8/31/10	8/31/09	8/31/08	8/31/07	8/31/06

Net asset value, beginning of period	$7.13	$8.23	$9.15	$8.82	$8.69
Investment operations:

Net investment income (loss) [a]	.51	.50	.56	.55	.54

Net realized and unrealized
gain (loss) on investments	.81	(1.10)	(.98)	.30	.06

Total from investment operations	1.32	(.60)	(.42)	.85	.60
Less distributions:

From net investment income	(.53)	(.55)	(.55)	(.55)	(.53)

Total distributions	(.53)	(.55)	(.55)	(.55)	(.53)

Increase from shares repurchased	.01	.05	.05	.03	.04

Increase from payments by affiliates	—	—	—	—	.02 [e]

Net asset value, end of period	$7.93	$7.13	$8.23	$9.15	$8.82

Market price, end of period	$8.19	$6.80	$7.29	$8.24	$7.87

Total return at market price (%) [b]	29.08	2.60	(5.09)	11.64	8.05

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in thousands)	$135,777	$123,256	$149,717	$175,989	$190,582
Ratio of expenses to
average net assets (%) [c]	.93	1.04 [d]	.96 [d]	.96 [d]	1.05 [d]

Ratio of net investment income (loss)
to average net assets (%)	6.60	8.11 [d]	6.36 [d]	5.96 [d]	6.18 [d]

Portfolio turnover (%)	60.76	50.48	42.35	44.22	47.76

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

d Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/ or waivers, the expenses of the fund for the periods ended August 31, 2009, August 31, 2008, August 31, 2007 and August 31, 2006 reflect a reduction of less than 0.01% of average net assets.

e Reflects a voluntary reimbursement of $404,272 from Putnam Management relating to an operational error. The reimbursement had no impact on total return at market price and increased total return at net asset value by 0.24%.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 8/31/10

Note 1: Significant accounting policies

Putnam High Income Securities Fund (the fund), is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The investment objective of the fund is to seek to provide high current income as a primary objective and capital appreciation as a secondary objective by investing in a portfolio primarily consisting of high-yielding convertible and nonconvertible securities with the potential for capital appreciation. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from September 1, 2009 through August 31, 2010.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

C) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

D) Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to manage foreign exchange risk. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding contracts on forward currency contracts at the close of the reporting period are indicative of the volume of activity during the period.

E) Credit default contracts The fund enters into credit default contracts to manage exposure to credit risk, manage exposure to individual issuer or index and manage exposure to market risk. In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract. Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $80,000 on credit default swap contracts for the reporting period.

F) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $14,137 on derivative contracts subject to the Master Agreements. There was no collateral posted by the fund.

G) Interfund lending Effective July 2010, the fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the Securities and Exchange Commission (the SEC). This program allows the fund to lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At August 31, 2010, the fund had a capital loss carryover of $34,848,105 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover	Expiration

$7,031,613	August 31, 2011

133,642	August 31, 2016

4,037,408	August 31, 2017

23,645,442	August 31, 2018

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending August 31, 2011 $63,073 of losses recognized during the period November 1, 2009 to August 31, 2010.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions, foreign currency gains and losses, the expiration of a capital loss carryover, nontaxable dividends, dividends payable and amortization and accretion. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $82,018 to increase undistributed net investment income and $9,688,025 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $9,606,007.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$11,559,478
Unrealized depreciation	(7,655,764)

Net unrealized appreciation	3,903,714
Undistributed ordinary income	1,568,231
Capital loss carryforward	(34,848,105)
Post-October loss	(63,073)
Cost for federal income tax purposes	$130,683,369

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the fund. The fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, and 0.50% of the next $5 billion, with additional breakpoints at higher asset levels.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the portion of the fund managed by PIL.

On September 15, 2008, the fund terminated its outstanding derivatives contracts with Lehman Brothers Special Financing, Inc. (LBSF) in connection with the bankruptcy filing of LBSF’s parent company, Lehman Brothers Holdings, Inc. On September 26, 2008, the fund entered into a receivable purchase agreement (Agreement) with another registered investment company (the Seller) managed by Putnam Management. Under the Agreement, the Seller sold to the fund the right to receive, in the aggregate, $10,185 in net payments from LBSF in connection with certain terminated derivatives transactions (the Receivable), in exchange for an initial payment plus (or minus) additional amounts based on the fund’s ultimate realized gain (or loss) with respect to the Receivable. The Receivable offset against the fund’s net payable to LBSF. The fund paid $3,166 (exclusive of the initial payment) to the Seller in accordance with the terms of the Agreement and the fund paid $2,364, including interest, to LBSF in complete satisfaction of the fund’s obligations under the terminated contracts.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (State Street). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, a division of Putnam Fiduciary Trust Company (PFTC), which is an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services was paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average net assets. The amounts incurred for investor servicing agent functions provided by PFTC during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/ service arrangements. For the reporting period, the fund’s expenses were reduced by $267 under the expense offset arrangements and by $511 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $99, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $79,013,796 and $82,894,232, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$44,184	Payables	$14,137

Equity contracts	Investments	44,166	Payables	—

Total		$88,350		$14,137

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as
hedging instruments		Forward currency
under ASC 815	Warrants	contracts	Swaps	Total

Credit contracts	$—	$—	$9,151	$9,151

Foreign exchange
contracts	—	131,950	—	$131,950

Equity contracts	1,399	—	—	$1,399

Total	$1,399	$131,950	$9,151	$142,500

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as
hedging instruments		Forward currency
under ASC 815	Warrants	contracts	Swaps	Total

Credit contracts	$—	$—	$5,896	$5,896

Foreign exchange
contracts	—	27,598	—	$27,598

Equity contracts	4,088	—	—	$4,088

Total	$4,088	$27,598	$5,896	$37,582

Note 5: Shares repurchased

In September 2010, the Trustees approved the renewal of the repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2011 (based on shares outstanding as of October 7, 2010). Prior to this renewal, the Trustees had approved a repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2010 (based on shares outstanding as of October 7, 2009) and prior to that, to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2009 (based on shares outstanding as of October 5, 2008). Repurchases are made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees.

For the reporting period, the fund repurchased 194,735 common shares for an aggregate purchase price of $1,322,649, which reflects a weighted-average discount from net asset value per share of 10.5%.

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $3,010 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $46,811,460 and $47,611,927, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan.

When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Federal tax information (Unaudited)

The fund designated 17.00% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For its tax year ended August 31, 2010, the fund hereby designates 19.33%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the tax year ended August 31, 2010, pursuant to §871(k) of the Internal Revenue Code, the  fund  hereby designates $7,185,901 of distributions paid as qualifying to be taxed as interest-related dividends.

The Form 1099 that will be mailed to you in January 2011 will show the tax status of all distributions paid to your account in calendar 2010.

Shareholder meeting results (Unaudited)

January 28, 2010 annual meeting

At the meeting, each of the nominees for Trustees was elected, as follows:

	Votes for	Votes withheld

Ravi Akhoury	14,347,188	398,364

Jameson A. Baxter	14,357,006	388,546

Charles B. Curtis	14,318,987	426,565

Robert J. Darretta	14,362,180	383,372

Myra R. Drucker	14,342,432	403,120

John A. Hill	14,364,270	381,282

Paul L. Joskow	14,379,545	366,007

Elizabeth T. Kennan*	14,326,339	419,213

Kenneth R. Leibler	14,361,140	384,412

Robert E. Patterson	14,359,956	385,596

George Putnam, III	14,381,350	364,202

Robert L. Reynolds	14,322,074	423,478

W. Thomas Stephens	14,368,746	376,806

Richard B. Worley	14,364,481	381,071

* Dr. Kennan retired from the Board of Trustees of the Putnam funds effective June 30, 2010.

All tabulations are rounded to the nearest whole number.

About the Trustees

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Ravi Akhoury	Advisor to New York Life Insurance Company. Trustee of	Jacob Ballas Capital
Born 1947	American India Foundation and of the Rubin Museum.	India, a non-banking
Trustee since 2009	From 1992 to 2007, was Chairman and CEO of MacKay	finance company
	Shields, a multi-product investment management firm	focused on private
	with over $40 billion in assets under management.	equity advisory services

Barbara M. Baumann	President and Owner of Cross Creek Energy Corporation,	SM Energy Company,
Born 1955	a strategic consultant to domestic energy firms and direct	a publicly held energy
Trustee since 2010	investor in energy assets. Trustee, and Co-Chair of the	company focused on
	Finance Committee, of Mount Holyoke College. Former	natural gas and crude
	Chair and current board member of Girls Incorporated of	oil in the United States;
	Metro Denver. Member of the Finance Committee, The	Unisource Energy
	Children’s Hospital.	Corporation, a publicly
held provider of natural
gas and electric service
across Arizona; Cody
Resources Management,
LLP, a privately held
energy, ranching, and
commercial real estate
company

Jameson A. Baxter	President of Baxter Associates, Inc., a private investment	ASHTA Chemicals, Inc.
Born 1943	firm. Chairman of Mutual Fund Directors Forum.
Trustee since 1994 and	Chairman Emeritus of the Board of Trustees of Mount
Vice Chairman since 2005	Holyoke College.

Charles B. Curtis	President Emeritus of the Nuclear Threat Initiative, a	Edison International;
Born 1940	private foundation dealing with national security issues.	Southern California
Trustee since 2001	Senior Advisor to the United Nations Foundation. Senior	Edison
Advisor to the Center for Strategic and International
Studies. Member of the Council on Foreign Relations and
the National Petroleum Council.

Robert J. Darretta	Health Care Industry Advisor to Permira, a global private	United-Health
Born 1946	equity firm. Until April 2007, was Vice Chairman of the	Group, a diversified
Trustee since 2007	Board of Directors of Johnson & Johnson. Served as	health-care company
Johnson & Johnson’s Chief Financial Officer for a decade.

Myra R. Drucker	Vice Chair of the Board of Trustees of Sarah Lawrence	Grantham, Mayo,
Born 1948	College, and a member of the Investment Committee of	Van Otterloo & Co.,
Trustee since 2004	the Kresge Foundation, a charitable trust. Advisor to the	LLC, an investment
	Employee Benefits Investment Committee of The Boeing	management company
Company. Retired in 2009 as Chair of the Board of Trustees
of Commonfund, a not-for-profit firm that manages assets
for educational endowments and foundations. Until July
2010, Advisor to RCM Capital Management and member of
the Board of Interactive Data Corporation.

John A. Hill	Founder and Vice-Chairman of First Reserve	Devon Energy
Born 1942	Corporation, the leading private equity buyout firm	Corporation, a leading
Trustee since 1985 and	focused on the worldwide energy industry. Serves as a	independent natural gas
Chairman since 2000	Trustee and Chairman of the Board of Trustees of Sarah	and oil exploration and
	Lawrence College. Also a member of the Advisory Board	production company
of the Millstein Center for Corporate Governance and
Performance at the Yale School of Management.

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Paul L. Joskow	Economist and President of the Alfred P. Sloan	TransCanada
Born 1947	Foundation, a philanthropic institution focused primarily	Corporation, an energy
Trustee since 1997	on research and education on issues related to science,	company focused on
	technology, and economic performance. Elizabeth and	natural gas transmission
	James Killian Professor of Economics and Management,	and power services;
	Emeritus at the Massachusetts Institute of Technology	Exelon Corporation, an
	(MIT). Prior to 2007, served as the Director of the Center	energy company focused
	for Energy and Environmental Policy Research at MIT.	on power services

Kenneth R. Leibler	Founder and former Chairman of Boston Options	Ruder Finn Group, a
Born 1949	Exchange, an electronic marketplace for the trading	global communications
Trustee since 2006	of derivative securities. Vice Chairman of the Board of	and advertising firm;
	Trustees of Beth Israel Deaconess Hospital in Boston,	Northeast Utilities,
	Massachusetts.	which operates New
England’s largest energy
delivery system

Robert E. Patterson	Senior Partner of Cabot Properties, LP and Co-Chairman	None
Born 1945	of Cabot Properties, Inc., a private equity firm investing in
Trustee since 1984	commercial real estate. Past Chairman and Trustee of the
Joslin Diabetes Center.

George Putnam, III	Chairman of New Generation Research, Inc., a publisher	None
Born 1951	of financial advisory and other research services, and
Trustee since 1984	founder and President of New Generation Advisors, LLC,
a registered investment advisor to private funds.
Director of The Boston Family Office, LLC, a registered
investment advisor.

Robert L. Reynolds*	President and Chief Executive Officer of Putnam	None
Born 1952	Investments since 2008. Prior to joining Putnam
Trustee since 2008 and	Investments, served as Vice Chairman and Chief
President of the Putnam	Operating Officer of Fidelity Investments from
Funds since July 2009	2000 to 2007.

W. Thomas Stephens	Retired as Chairman and Chief Executive Officer of Boise	TransCanada
Born 1942	Cascade, LLC, a paper, forest products, and timberland	Corporation, an energy
Trustee from 1997 to 2008	assets company, in December 2008.	company focused on
and since 2009		natural gas transmission
and power services

Richard B. Worley	Managing Partner of Permit Capital LLC, an investment	Neuberger Berman,
Born 1945	management firm. Serves as a Trustee of the University of	an investment
Trustee since 2004	Pennsylvania Medical Center, the Robert Wood Johnson	management firm
Foundation, a philanthropic organization devoted to
health-care issues, and the National Constitution Center.
Also serves as a Director of the Colonial Williamsburg
Foundation, a historical preservation organization, and as
Chairman of the Philadelphia Orchestra Association.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of August 31, 2010, there were 105 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, removal, or death.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Francis J. McNamara, III (Born 1955)
Executive Vice President, Principal Executive	Vice President and Chief Legal Officer
Officer, Treasurer and Compliance Liaison	Since 2004
Since 2004	Senior Managing Director, Putnam Investments
Senior Vice President and Treasurer,	and Putnam Management
The Putnam Funds
James P. Pappas (Born 1953)
Steven D. Krichmar (Born 1958)	Vice President
Vice President and Principal Financial Officer	Since 2004
Since 2002	Managing Director, Putnam Investments and
Senior Managing Director, Putnam Investments	Putnam Management
and Putnam Management
Judith Cohen (Born 1945)
Janet C. Smith (Born 1965)	Vice President, Clerk and Assistant Treasurer
Vice President, Assistant Treasurer, and Principal	Since 1993
Accounting Officer	Vice President, Clerk and Assistant Treasurer,
Since 2007	The Putnam Funds
Managing Director, Putnam Investments and
Putnam Management	Michael Higgins (Born 1976)
Vice President, Senior Associate Treasurer,
Beth S. Mazor (Born 1958)	Assistant Clerk
Vice President	Since 2010
Since 2002	Manager of Finance, Dunkin’ Brands (2008–
Managing Director, Putnam Investments and	2010); Senior Financial Analyst, Old Mutual Asset
Putnam Management	Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)
Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2007	Vice President, Assistant Clerk,
Managing Director, Putnam Investments,	Assistant Treasurer and Proxy Manager
Putnam Management and Putnam	Since 2000
Retail Management	Vice President, Assistant Clerk,
Assistant Treasurer and Proxy Manager,
Mark C. Trenchard (Born 1962)	The Putnam Funds
Vice President and BSA Compliance Officer
Since 2002	Susan G. Malloy (Born 1957)
Managing Director, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Retail Management	Since 2007
Managing Director, Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Paul L. Joskow	Francis J. McNamara, III
Putnam Investment	Kenneth R. Leibler	Vice President and
Management, LLC	Robert E. Patterson	Chief Legal Officer
One Post Office Square	George Putnam, III
Boston, MA 02109	Robert L. Reynolds	Robert R. Leveille
	W. Thomas Stephens	Vice President and
Investment Sub-Manager	Richard B. Worley	Chief Compliance Officer
Putnam Investments Limited
57–59 St James’s Street	Officers	Mark C. Trenchard
London, England SW1A 1LD	Robert L. Reynolds	Vice President and
	President	BSA Compliance Officer
Marketing Services
Putnam Retail Management	Jonathan S. Horwitz	Judith Cohen
One Post Office Square	Executive Vice President,	Vice President, Clerk and
Boston, MA 02109	Principal Executive Officer,	Assistant Treasurer
Treasurer and Compliance
Custodian	Liaison	Michael Higgins
State Street Bank		Vice President, Senior Associate
and Trust Company	Steven D. Krichmar	Treasurer, Assistant Clerk
Vice President and
Legal Counsel	Principal Financial Officer	Nancy E. Florek
Ropes & Gray LLP		Vice President, Assistant Clerk,
	Janet C. Smith	Assistant Treasurer and
Independent Registered	Vice President, Principal	Proxy Manager
Public Accounting Firm	Accounting Officer and
PricewaterhouseCoopers LLP	Assistant Treasurer

Trustees	Susan G. Malloy
John A. Hill, Chairman	Vice President and
Jameson A. Baxter,	Assistant Treasurer
Vice Chairman
Ravi Akhoury	Beth S. Mazor
Barbara M. Baumann	Vice President
Charles B. Curtis
Robert J. Darretta	James P. Pappas
Myra R. Drucker	Vice President

Call 1-800-225-1581 Monday through Friday between 8:00 a.m. and 8:00 p.m. Eastern Time, or visit our Web site (putnam.com) anytime for up-to-date information about the fund’s NAV.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

AN710 263509 10/10

Item 2. Code of Ethics:

(a) The Fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

August 31, 2010	$95,922	$--	$9,567	$--

August 31, 2009	$96,438	$--	$9,306	$--

For the fiscal years ended August 31, 2010 and August 31, 2009, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $369,220 and $530,190 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

August 31, 2010	$ -	$ 203,601	$ -	$ -

August 31, 2009	$ -	$ 485,847	$ -	$ -

Item 5. Audit Committee of Listed Registrants

(a) The fund has a separately-designated Audit and Compliance Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit and Compliance Committee of the fund's Board of Trustees is composed of the following persons:

Robert E. Patterson (Chairperson)

Robert J. Darretta
Myra R. Drucker
John A. Hill
Kenneth R. Leibler
Barbara M. Baumann

(b) Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed- End Management Investment Companies:

Proxy voting guidelines of the Putnam funds

The proxy voting guidelines below summarize the funds’ positions on various issues of concern to investors, and give a general indication of how fund portfolio securities will be voted on proposals dealing with particular issues. The funds’ proxy voting service is instructed to vote all proxies relating to fund portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Manager, a member of the Office of the Trustees who is appointed to assist in the coordination and voting of the funds’ proxies.

The proxy voting guidelines are just that – guidelines. The guidelines are not exhaustive and do not address all potential voting issues. Because the circumstances of individual companies are so varied, there may be instances when the funds do not vote in strict adherence to these guidelines. For example, the proxy voting service is expected to bring to the Proxy Manager’s attention proxy questions that are company-specific and of a non-routine nature and that, even if covered by the guidelines, may be more appropriately handled on a case-by-case basis.

Similarly, Putnam Management’s investment professionals, as part of their ongoing review and analysis of all fund portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Manager of circumstances where the interests of fund shareholders may warrant a vote contrary to these guidelines. In such instances, the investment professionals submit a written recommendation to the Proxy Manager and the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing referral items under the funds’ “Proxy Voting Procedures.” The Proxy Manager, in consultation with the funds’ Senior Vice President, Executive Vice President, and/or the Chair of the Board Policy and Nominating Committee, as appropriate, will determine how the funds’ proxies will be voted. When indicated, the Chair of the Board Policy and Nominating Committee may consult with other members of the Committee or the full Board of Trustees.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals submitted by management and approved and recommended by a company’s board of directors. Part II deals with proposals submitted by shareholders. Part III addresses unique considerations pertaining to non-U.S. issuers.

The Trustees of the Putnam funds are committed to promoting strong corporate governance practices and encouraging corporate actions that enhance shareholder value through the judicious voting of the funds’ proxies. It is the funds’ policy to vote their proxies at all shareholder meetings where it is practicable to do so. In furtherance of this, the funds’ have requested that their securities lending agent recall each domestic issuer’s voting securities that are on loan, in advance of the record date for the issuer’s shareholder meetings, so that the funds may vote at the meetings.

The Putnam funds will disclose their proxy votes not later than August 31 of each year for the most recent 12-month period ended June 30, in accordance with the timetable established by SEC rules.

I. BOARD-APPROVED PROPOSALS

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as “management proposals”), which have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies and of the funds’ intent to hold corporate boards accountable for their actions in promoting shareholder interests, the funds’ proxies generally will be voted for the decisions reached by majority independent boards of directors, except as otherwise indicated in these guidelines. Accordingly, the funds’ proxies will be voted for board-approved proposals, except as follows:

Matters relating to the Board of Directors

Uncontested Election of Directors

The funds’ proxies will be voted for the election of a company’s nominees for the board of directors, except as follows:

► The funds will withhold votes from the entire board of directors if

∞ the board does not have a majority of independent directors,

∞ the board has not established independent nominating, audit, and compensation committees,

∞ the board has more than 19 members or fewer than five members, absent special circumstances,

∞ the board has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the shares of the company cast at its previous two annual meetings, or

∞ the board has adopted or renewed a shareholder rights plan (commonly referred to as a “poison pill”) without shareholder approval during the current or prior calendar year.

► The funds will on a case-by-case basis withhold votes from the entire board of directors, or from particular directors as may be appropriate, if the board has approved compensation arrangements for one or more company executives that the funds determine are unreasonably excessive relative to the company’s performance or has otherwise failed to observe good corporate governance practices.

► The funds will withhold votes from any nominee for director:

∞ who is considered an independent director by the company and who has received compensation within the last three years from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees),

∞ who attends less than 75% of board and committee meetings without valid reasons for the absences (e.g., illness, personal emergency, etc.),

∞ of a public company (Company A) who is employed as a senior executive of another company (Company B), if a director of Company B serves as a senior executive of Company A (commonly referred to as an “interlocking directorate”), or

∞ who serves on more than five unaffiliated public company boards (for the purpose of this guideline, boards of affiliated registered investment companies will count as one board).

Commentary:

Board independence: Unless otherwise indicated, for the purposes of determining whether a board has a majority of independent directors and independent nominating, audit, and compensation committees, an “independent director” is a director who (1) meets all requirements to serve as an independent director of a company under the NYSE Corporate Governance Rules (e.g., no material business relationships with the company and no present or recent employment relationship with the company including employment of an immediate family member as an executive officer), and (2) has not within the last three years accepted directly or indirectly any consulting, advisory, or other compensatory fee from the company other than in his or her capacity as a member of the board of directors or any board committee. The funds’ Trustees believe that the recent (i.e., within the last three years) receipt of any amount of compensation for services other than service as a director raises significant independence issues.

Board size: The funds’ Trustees believe that the size of the board of directors can have a direct impact on the ability of the board to govern effectively. Boards that have too many members can be unwieldy and ultimately inhibit their ability to oversee management performance. Boards that have too few members can stifle innovation and lead to excessive influence by management.

Time commitment: Being a director of a company requires a significant time commitment to adequately prepare for and attend the company’s board and committee meetings. Directors must be able to commit the time and attention necessary to perform their fiduciary duties in proper fashion, particularly in times of crisis. The funds’ Trustees are concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. The funds may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

Interlocking directorships: The funds’ Trustees believe that interlocking directorships are inconsistent with the degree of independence required for outside directors of public companies.

Corporate governance practices: Board independence depends not only on its members’ individual relationships, but also on the board’s overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. The funds may withhold votes on a case-by-case basis from some or all directors who, through their lack of independence or otherwise, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interests of shareholders. Such instances may include cases where a board of directors has approved compensation arrangements for one or more members of management that, in the judgment of the funds’ Trustees, are excessive by reasonable corporate standards relative to the company’s record of performance.

Contested Elections of Directors

► The funds will vote on a case-by-case basis in contested elections of directors.

Classified Boards

► The funds will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

Commentary: Under a typical classified board structure, the directors are divided into three classes, with each class serving a three-year term. The classified board structure results in directors serving staggered terms, with usually only a third of the directors up for re-election at any given annual meeting. The funds’ Trustees generally believe that it is appropriate for directors to stand for election each year, but recognize that, in special circumstances, shareholder interests may be better served under a classified board structure.

Other Board-Related Proposals

The funds will generally vote for proposals that have been approved by a majority independent board, and on a case-by-case basis on proposals that have been approved by a board that fails to meet the guidelines’ basic independence standards (i.e., majority of independent directors and independent nominating, audit, and compensation committees).

Executive Compensation

The funds generally favor compensation programs that relate executive compensation to a company’s long-term performance. The funds will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

► Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans).

► The funds will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity-based plans).

► The funds will vote against any stock option or restricted stock plan where the company’s actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67%.

► The funds will vote against stock option plans that permit the replacing or repricing of underwater options (and against any proposal to authorize a replacement or repricing of underwater options).

► The funds will vote against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

► Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for an employee stock purchase plan that has the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

► The funds will vote for proposals to approve a company’s executive compensation program (i.e., “say on pay” proposals in which the company’s board proposes that shareholders indicate their support for the company’s compensation philosophy, policies, and practices), except that the funds will vote on a case-by-case basis if the company is assigned to the lowest category, through independent third party benchmarking performed by the funds’ proxy voting service, for the correlation of the company’s executive compensation program with its performance.

► The funds will vote for bonus plans under which payments are treated as performance-based compensation that is deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended, except that the funds will vote on a case-by-case basis if any of the following circumstances exist:

∞ the award pool or amount per employee under the plan is unlimited, or

∞ the plan’s performance criteria is undisclosed, or

∞ the company is assigned to the lowest category, through independent third party benchmarking performed by the funds’ proxy voting service, for the correlation of the company’s executive compensation program with its performance.

Commentary: Companies should have compensation programs that are reasonable and that align shareholder and management interests over the longer term. Further, disclosure of compensation programs should provide absolute transparency to shareholders regarding the sources and amounts of, and the factors influencing, executive compensation. Appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders with the interests of management. However, the funds may vote against these or other executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, where a company fails to provide transparent disclosure of executive compensation, or, in some instances, where independent third-party benchmarking indicates that compensation is inadequately correlated with performance, relative to peer companies. (Examples of excessive executive compensation may include, but are not limited to, equity incentive plans that exceed the dilution criteria noted above, excessive perquisites, performance-based compensation programs that do not properly correlate reward and performance, “golden parachutes” or other severance arrangements that present conflicts between management’s interests and the interests of shareholders, and “golden coffins” or unearned death benefits.) In voting on a proposal relating to executive compensation, the funds will consider whether the proposal has been approved by an independent compensation committee of the board.

Capitalization

Many proxy proposals involve changes in a company’s capitalization, including the authorization of additional stock, the issuance of stock, the repurchase of outstanding stock, or the approval of a stock split. The management of a company’s capital structure involves a number of important issues, including cash flow, financing needs, and market conditions that are unique to the circumstances of the company. As a result, the funds will vote on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization, except that where the funds are not otherwise withholding votes from the entire board of directors:

► The funds will vote for proposals relating to the authorization and issuance of additional common stock (except where such proposals relate to a specific transaction).

► The funds will vote for proposals to effect stock splits (excluding reverse stock splits).

► The funds will vote for proposals authorizing share repurchase programs.

Commentary: A company may decide to authorize additional shares of common stock for reasons relating to executive compensation or for routine business purposes. For the most part, these decisions are best left to the board of directors and senior management.

The funds will vote on a case-by-case basis, however, on other proposals to change a company’s capitalization, including the authorization of common stock with special voting rights, the authorization or issuance of common stock in connection with a specific transaction (e.g., an acquisition, merger or reorganization), or the authorization or issuance of preferred stock. Actions such as these involve a number of considerations that may affect a shareholder’s investment and that warrant a case-by-case determination.

Acquisitions, Mergers, Reincorporations, Reorganizations and Other Transactions

Shareholders may be confronted with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations, and the sale of all or substantially all of a company’s assets, which may require their consent. Voting on such proposals involves considerations unique to each transaction. As a result, the funds will vote on a case-by-case basis on board-approved proposals to effect these types of transactions, except as follows:

► The funds will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

Commentary: A company may reincorporate into another state through a merger or reorganization by setting up a “shell” company in a different state and then merging the company into the new company. While reincorporation into states with extensive and established corporate laws – notably Delaware – provides companies and shareholders with a more well-defined legal framework, shareholders must carefully consider the reasons for a reincorporation into another jurisdiction, including especially an offshore jurisdiction.

Anti-Takeover Measures

Some proxy proposals involve efforts by management to make it more difficult for an outside party to take control of the company without the approval of the company’s board of directors. These include the adoption of a shareholder rights plan, requiring supermajority voting on particular issues, the adoption of fair price provisions, the issuance of blank check preferred stock, and the creation of a separate class of stock with disparate voting rights. Such proposals may adversely affect shareholder rights, lead to management entrenchment, or create conflicts of interest. As a result, the funds will vote against board-approved proposals to adopt such anti-takeover measures, except as follows:

► The funds will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans; and

► The funds will vote on a case-by-case basis on proposals to adopt fair price provisions.

Commentary: The funds’ Trustees recognize that poison pills and fair price provisions may enhance or protect shareholder value under certain circumstances. For instance, where a company has incurred significant operating losses, a shareholder rights plan may be appropriately tailored to protect shareholder value by preserving a company’s net operating losses. Thus, the funds will consider proposals to approve such matters on a case-by-case basis.

Other Business Matters

Many proxies involve approval of routine business matters, such as changing a company’s name, ratifying the appointment of auditors, and procedural matters relating to the shareholder meeting. For the most part, these routine matters do not materially affect shareholder interests and are best left to the board of directors and senior management of the company. The funds will vote for board-approved proposals approving such matters, except as follows:

► The funds will vote on a case-by-case basis on proposals to amend a company’s charter or bylaws (except for charter amendments necessary to effect stock splits, to change a company’s name or to authorize additional shares of common stock).

► The funds will vote against authorization to transact other unidentified, substantive business at the meeting.

► The funds will vote on a case-by-case basis on proposals to ratify the selection of independent auditors if there is evidence that the audit firm’s independence or the integrity of an audit is compromised.

► The funds will vote on a case-by-case basis on other business matters where the funds are otherwise withholding votes for the entire board of directors.

Commentary: Charter and bylaw amendments and the transaction of other unidentified, substantive business at a shareholder meeting may directly affect shareholder rights and have a significant impact on shareholder value. As a result, the funds do not view these items as routine business matters. Putnam Management’s investment professionals and the funds’ proxy voting service may also bring to the Proxy Manager’s attention company-specific items that they believe to be non-routine and warranting special consideration. Under these circumstances, the funds will vote on a case-by-case basis.

The fund’s proxy voting service may identify circumstances that call into question an audit firm’s independence or the integrity of an audit. These circumstances may include recent material restatements of financials, unusual audit fees, egregious contractual relationships, and aggressive accounting policies. The funds will consider proposals to ratify the selection of auditors in these circumstances on a case-by-case basis. In all other cases, given the existence of rules that enhance the independence of audit committees and auditors by, for example, prohibiting auditors from performing a range of non-audit services for audit clients, the funds will vote for the ratification of independent auditors.

II. SHAREHOLDER PROPOSALS

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of the company’s corporate governance structure or to change some aspect of its business operations. The funds generally will vote in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

► The funds will vote for shareholder proposals asking that director nominees receive support from holders of a majority of votes cast or a majority of shares outstanding in order to be (re)elected.

► The funds will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

► The funds will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

► The funds will vote for shareholder proposals requiring companies to make cash payments under management severance agreements only if both of the following conditions are met:

∞ the company undergoes a change in control, and

∞ the change in control results in the termination of employment for the person receiving the severance payment.

► The funds will vote on a case-by-case basis on shareholder proposals requiring companies to accelerate vesting of equity awards under management severance agreements only if both of the following conditions are met:

∞ the company undergoes a change in control, and

∞ the change in control results in the termination of employment for the person receiving the severance payment.

► The funds will vote on a case-by-case basis on shareholder proposals to limit a company’s ability to make excise tax gross-up payments under management severance agreements.

► The funds will vote on a case-by-case basis on shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, to the fullest extent practicable, for the benefit of the company, all performance-based bonuses or awards that were paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met.

► The funds will vote for shareholder proposals requiring a company to report on its executive retirement benefits (e.g., deferred compensation, split-dollar life insurance, SERPs and pension benefits).

► The funds will vote for shareholder proposals requiring a company to disclose its relationships with executive compensation consultants (e.g., whether the company, the board or the compensation committee retained the consultant, the types of services provided by the consultant over the past five years, and a list of the consultant’s clients on which any of the company’s executives serve as a director).

► The funds will vote for shareholder proposals that are consistent with the funds’ proxy voting guidelines for board-approved proposals.

► The funds will vote on a case-by-case basis on other shareholder proposals where the funds are otherwise withholding votes for the entire board of directors.

Commentary: In light of the substantial reforms in corporate governance that are currently underway, the funds’ Trustees believe that effective corporate reforms should be promoted by holding boards of directors – and in particular their independent directors – accountable for their actions, rather than by imposing additional legal restrictions on board governance through piecemeal proposals. Generally speaking, shareholder proposals relating to business operations are often motivated primarily by political or social concerns, rather than the interests of shareholders as investors in an economic enterprise. As stated above, the funds’ Trustees believe that boards of directors and management are responsible for ensuring that their businesses are operating in accordance with high legal and ethical standards and should be held accountable for resulting corporate behavior. Accordingly, the funds will generally support the recommendations of boards that meet the basic independence and governance standards established in these guidelines. Where boards fail to meet these standards, the funds will generally evaluate shareholder proposals on a case-by-case basis.

However, the funds generally support shareholder proposals to implement majority voting for directors, observing that majority voting is an emerging standard intended to encourage directors to be attentive to shareholders’ interests. The funds also generally support shareholder proposals to declassify a board or to require shareholder approval of shareholder rights plans. The funds’ Trustees believe that these shareholder proposals further the goals of reducing management entrenchment and conflicts of interest, and aligning management’s interests with shareholders’ interests in evaluating proposed acquisitions of the company. The Trustees also believe that shareholder proposals to limit severance payments may further these goals in some instances. In general, the funds favor arrangements in which severance payments are made to an executive only when there is a change in control and the executive loses his or her job as a result. Arrangements in which an executive receives a payment upon a change of control even if the executive retains employment introduce potential conflicts of interest and may distract management focus from the long term success of the company.

In evaluating shareholder proposals that address severance payments, the funds distinguish between cash and equity payments. The funds generally do not favor cash payments to executives upon a change in control transaction if the executive retains employment. However, the funds recognize that accelerated vesting of equity incentives, even without termination of employment, may help to align management and shareholder interests in some instances, and will evaluate shareholder proposals addressing accelerated vesting of equity incentive payments on a case-by-case basis.

When severance payments exceed a certain amount based on the executive’s previous compensation, the payments may be subject to an excise tax. Some compensation arrangements provide for full excise tax gross-ups, which means that the company pays the executive sufficient additional amounts to cover the cost of the excise tax. The funds are concerned that the benefits of providing full excise tax gross-ups to executives may be outweighed by the cost to the company of the gross-up payments. Accordingly, the funds will vote on a case-by-case basis on shareholder proposals to curtail excise tax gross-up payments. The funds generally favor arrangements in which severance payments do not trigger an excise tax or in which the company’s obligations with respect to gross-up payments are limited in a reasonable manner.

The funds’ Trustees believe that performance-based compensation can be an effective tool for aligning management and shareholder interests. However, to fulfill its purpose, performance compensation should only be paid to executives if the performance targets are actually met. A significant restatement of financial results or a significant extraordinary write-off may reveal that executives who were previously paid performance compensation did not actually deliver the required business performance to earn that compensation. In these circumstances, it may be appropriate for the company to recoup this performance compensation. The funds will consider on a case-by-case basis shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, performance-based bonuses or awards paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met. The funds do not believe that such a policy should necessarily disadvantage a company in recruiting executives, as executives should understand that they are only entitled to performance compensation based on the actual performance they deliver.

The funds’ Trustees will also consider whether a company’s severance payment and performance-based compensation arrangements, taking all of the pertinent circumstances into account, constitute excessive compensation or otherwise reflect poorly on the corporate governance practices of the company. In addition, as the Trustees evaluate these matters, they will be mindful of evolving practices and legislation relevant to executive compensation and corporate governance.

The funds’ Trustees also believe that shareholder proposals that are intended to increase transparency, particularly with respect to executive compensation, without establishing rigid restrictions upon a company’s ability to attract and motivate talented executives, are generally beneficial to sound corporate governance without imposing undue burdens. The funds will generally support shareholder proposals calling for reasonable disclosure.

III. VOTING SHARES OF NON-U.S. ISSUERS

Many of the Putnam funds invest on a global basis, and, as a result, they may hold, and have an opportunity to vote, shares in non-U.S. issuers – i.e., issuers that are incorporated under the laws of foreign jurisdictions and whose shares are not listed on a U.S. securities exchange or the NASDAQ stock market.

In many non-U.S. markets, shareholders who vote proxies of a non-U.S. issuer are not able to trade in that company’s stock on or around the shareholder meeting date. This practice is known as “share blocking.” In countries where share blocking is practiced, the funds will vote proxies only with direction from Putnam Management’s investment professionals.

In addition, some non-U.S. markets require that a company’s shares be re-registered out of the name of the local custodian or nominee into the name of the shareholder for the shareholder to be able to vote at the meeting. This practice is known as “share reregistration.” As a result, shareholders, including the funds, are not able to trade in that company’s stock until the shares are re-registered back in the name of the local custodian or nominee following the meeting. In countries where share re-registration is practiced, the funds will generally not vote proxies.

Protection for shareholders of non-U.S. issuers may vary significantly from jurisdiction to jurisdiction. Laws governing non-U.S. issuers may, in some cases, provide substantially less protection for shareholders than do U.S. laws. As a result, the guidelines applicable to U.S. issuers, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for non-U.S. issuers. However, the funds will vote proxies of non-U.S. issuers in accordance with the guidelines applicable to U.S. issuers, except as follows:

Uncontested Election of Directors

Germany

► For companies subject to “co-determination,” the funds will vote on a case by-case basis for the election of nominees to the supervisory board.

► The funds will withhold votes for the election of a former member of the company’s managerial board to chair of the supervisory board.

Commentary: German corporate governance is characterized by a two-tier board system—a managerial board composed of the company’s executive officers, and a supervisory board. The supervisory board appoints the members of the managerial board.

Shareholders elect members of the supervisory board, except that in the case of companies with more than 2,000 employees, company employees are allowed to elect half of the supervisory board members. This “co-determination” practice may increase the chances that the supervisory board of a large German company does not contain a majority of independent members. In this situation, under the Fund’s proxy voting guidelines applicable to U.S. issuers, the funds would vote against all nominees.

However, in the case of companies subject to “co-determination,” the Funds will vote for supervisory board members on a case-by-case basis, so that the funds can support independent nominees.

Consistent with the funds’ belief that the interests of shareholders are best protected by boards with strong, independent leadership, the funds will withhold votes for the election of former chairs of the managerial board to chair of the supervisory board.

Japan

► For companies that have established a U.S.-style corporate governance structure, the funds will withhold votes from the entire board of directors if

∞ the board does not have a majority of outside directors,

∞ the board has not established nominating and compensation committees composed of a majority of outside directors, or

∞ the board has not established an audit committee composed of a majority of independent directors.

► The funds will withhold votes for the appointment of members of a company’s board of statutory auditors if a majority of the members of the board of statutory auditors is not independent.

Commentary:

Board structure: Recent amendments to the Japanese Commercial Code give companies the option to adopt a U.S.-style corporate governance structure (i.e., a board of directors and audit, nominating, and compensation committees). The funds will vote for proposals to amend a company’s articles of incorporation to adopt the U.S.-style corporate structure.

Definition of outside director and independent director: Corporate governance principles in Japan focus on the distinction between outside directors and independent directors. Under these principles, an outside director is a director who is not and has never been a director, executive, or employee of the company or its parent company, subsidiaries or affiliates. An outside director is “independent” if that person can make decisions completely independent from the managers of the company, its parent, subsidiaries, or affiliates and does not have a material relationship with the company (i.e., major client, trading partner, or other business relationship; familial relationship with current director or executive; etc.). The guidelines have incorporated these definitions in applying the board independence standards above.

Korea

► The funds will withhold votes from the entire board of directors if

∞ the board does not have a majority of outside directors,

∞ the board has not established a nominating committee composed of at least a majority of outside directors, or

∞ the board has not established an audit committee composed of at least three members and in which at least two-thirds of its members are outside directors.

Commentary: For purposes of these guidelines, an “outside director” is a director that is independent from the management or controlling shareholders of the company, and holds no interests that might impair performing his or her duties impartially from the company, management or controlling shareholder. In determining whether a director is an outside director, the funds will also apply the standards included in Article 415-2(2) of the Korean Commercial Code (i.e., no employment relationship with the company for a period of two years before serving on the committee, no director or employment relationship with the company’s largest shareholder, etc.) and may consider other business relationships that would affect the independence of an outside director.

Russia

► The funds will vote on a case-by-case basis for the election of nominees to the board of directors.

Commentary: In Russia, director elections are typically handled through a cumulative voting process. Cumulative voting allows shareholders to cast all of their votes for a single nominee for the board of directors, or to allocate their votes among nominees in any other way. In contrast, in “regular” voting, shareholders may not give more than one vote per share to any single nominee. Cumulative voting can help to strengthen the ability of minority shareholders to elect a director.

In Russia, as in some other emerging markets, standards of corporate governance are usually behind those in developed markets. Rather than vote against the entire board of directors, as the funds generally would in the case of a company whose board fails to meet the funds’ standards for independence, the funds may, on a case by case basis, cast all of their votes for one or more independent director nominees. The funds believe that it is important to increase the number of independent directors on the boards of Russian companies to mitigate the risks associated with dominant shareholders.

United Kingdom

► The funds will withhold votes from the entire board of directors if

∞ the board does not have at least a majority of independent non-executive directors,

∞ the board has not established a nomination committee composed of a majority of independent non-executive directors, or

∞ the board has not established compensation and audit committees composed of (1) at least three directors (in the case of smaller companies, two directors) and (2) solely independent non-executive directors.

► The funds will withhold votes from any nominee for director who is considered an independent director by the company and who has received compensation within the last three years from the company other than for service as a director, such as investment banking, consulting, legal, or financial advisory fees.

► The funds will vote for proposals to amend a company’s articles of association to authorize boards to approve situations that might be interpreted to present potential conflicts of interest affecting a director.

Commentary:

Application of guidelines: Although the United Kingdom’s Combined Code on Corporate Governance (“Combined Code”) has adopted the “comply and explain” approach to corporate governance, the funds’ Trustees believe that the guidelines discussed above with respect to board independence standards are integral to the protection of investors in U.K. companies. As a result, these guidelines will generally be applied in a prescriptive manner.

Definition of independence: For the purposes of these guidelines, a non-executive director shall be considered independent if the director meets the independence standards in section A.3.1 of the Combined Code (i.e., no material business or employment relationships with the company, no remuneration from the company for non-board services, no close family ties with senior employees or directors of the company, etc.), except that the funds do not view service on the board for more than nine years as affecting a director’s independence.

Smaller companies: A smaller company is one that is below the FTSE 350 throughout the year immediately prior to the reporting year.

Conflicts of interest: The Companies Act 2006 requires a director to avoid a situation in which he or she has, or can have, a direct or indirect interest that conflicts, or possibly may conflict, with the interests of the company. This broadly written requirement could be construed to prevent a director from becoming a trustee or director of another organization. Provided there are reasonable safeguards, such as the exclusion of the relevant director from deliberations, the funds believe that the board may approve this type of potential conflict of interest in its discretion.

Corporate Governance

► The funds will vote for shareholder proposals calling for a majority of a company’s directors to be independent of management.

► The funds will vote for shareholder proposals seeking to increase the independence of board nominating, audit, and compensation committees.

► The funds will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

Compensation

► The funds will vote for proposals to approve annual directors’ fees, except that the funds will consider these proposals on a case-by-case basis in each case in which the funds’ proxy voting service has recommended a vote against such a proposal.

► The funds will vote for non-binding proposals to approve remuneration reports, except that the funds will vote against proposals to approve remuneration reports that indicate that awards under a long-term incentive plan are not linked to performance targets.

Commentary: Since proposals relating to directors’ fees for non-U.S. issuers generally address relatively modest fees paid to non-executive directors, the funds generally support these proposals, provided that the fees are consistent with directors’ fees paid by the company’s peers and do not otherwise appear unwarranted. Consistent with the approach taken for U.S. issuers, the funds generally favor compensation programs that relate executive compensation to a company’s long-term performance and will support non-binding remuneration reports unless such a correlation is not made.

Capitalization

► The funds will vote for proposals

∞ to issue additional common stock representing up to 20% of the company’s outstanding common stock, where shareholders do not have preemptive rights, or

∞ to issue additional common stock representing up to 100% of the company’s outstanding common stock, where shareholders do have preemptive rights.

► The funds will vote for proposals to authorize share repurchase programs that are recommended for approval by the funds’ proxy voting service; otherwise, the funds will vote against such proposals.

Other Business Matters

► The funds will vote for proposals permitting companies to deliver reports and other materials electronically (e.g., via website posting).

► The funds will vote for proposals permitting companies to issue regulatory reports in English.

► The funds will vote against proposals to shorten shareholder meeting notice periods to fourteen days.

Commentary: Under Directive 2007/36/EC of the European Parliament and the Council of the European Union, companies have the option to request shareholder approval to set the notice period for special meetings at 14 days provided that certain electronic voting and communication requirements are met. The funds believe that the 14 day notice period is too short to provide overseas shareholders with sufficient time to analyze proposals and to participate meaningfully at special meetings and, as a result, have determined to vote against such proposals.

Germany

► The funds will vote in accordance with the recommendation of the company’s board of directors on shareholder countermotions added to a company’s meeting agenda, unless the countermotion is directly addressed by one of the funds’ other guidelines.

Commentary: In Germany, shareholders are able to add both proposals and countermotions to a meeting agenda. Countermotions, which must correspond to a proposal on the agenda, generally call for shareholders to oppose the existing proposal, although they may also propose separate voting decisions. Countermotions may be proposed by any shareholder and they are typically added throughout the period between the publication of the meeting agenda and the meeting date. This guideline reflects the funds’ intention to focus on the original proposal, which is expected to be presented a reasonable period of time before the shareholder meeting so that the funds will have an appropriate opportunity to evaluate it.

As adopted February 12, 2010

Proxy voting procedures of the Putnam funds

The proxy voting procedures below explain the role of the funds’ Trustees, the proxy voting service and the Proxy Manager, as well as how the process will work when a proxy question needs to be handled on a case-by-case basis, or when there may be a conflict of interest.

The role of the funds’ Trustees

The Trustees of the Putnam funds exercise control of the voting of proxies through their Board Policy and Nominating Committee, which is composed entirely of independent Trustees. The Board Policy and Nominating Committee oversees the proxy voting process and participates, as needed, in the resolution of issues that need to be handled on a case-by-case basis. The Committee annually reviews and recommends, for Trustee approval, guidelines governing the funds’ proxy votes, including how the funds vote on specific proposals and which matters are to be considered on a case-by-case basis. The Trustees are assisted in this process by their independent administrative staff (“Office of the Trustees”), independent legal counsel, and an independent proxy voting service. The Trustees also receive assistance from Putnam Investment Management, LLC (“Putnam Management”), the funds’ investment advisor, on matters involving investment judgments. In all cases, the ultimate decision on voting proxies rests with the Trustees, acting as fiduciaries on behalf of the shareholders of the funds.

The role of the proxy voting service

The funds have engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service is responsible for coordinating with the funds’ custodians to ensure that all proxy materials received by the custodians relating to the funds’ portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by the Trustees. The proxy voting service will refer proxy questions to the Proxy Manager (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Manager’s attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. The funds also utilize research services relating to proxy questions provided by the proxy voting service and by other firms.

The role of the Proxy Manager

Each year, a member of the Office of the Trustees is appointed Proxy Manager to assist in the coordination and voting of the funds’ proxies. The Proxy Manager will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Office of the Trustees, the Chair of the Board Policy and Nominating Committee, and Putnam Management’s investment professionals, as appropriate. The Proxy Manager is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service.

Voting procedures for referral items

As discussed above, the proxy voting service will refer proxy questions to the Proxy Manager under certain circumstances. When the application of the proxy voting guidelines is unclear or a particular proxy question is not covered by the guidelines (and does not involve investment considerations), the Proxy Manager will assist in interpreting the guidelines and, as appropriate, consult with one or more senior staff members of the Office of the Trustees and the Chair of the Board Policy and Nominating Committee on how the funds’ shares will be voted.

For proxy questions that require a case-by-case analysis pursuant to the guidelines or that are not covered by the guidelines but involve investment considerations, the Proxy Manager will refer such questions, through an electronic request form, to Putnam Management’s investment professionals for a voting recommendation. Such referrals will be made in cooperation with the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing such referral items. In connection with each referral item, the Legal and Compliance Department will conduct a conflicts of interest review, as described below under “Conflicts of interest,” and provide electronically a conflicts of interest report (the “Conflicts Report”) to the Proxy Manager describing the results of such review. After receiving a referral item from the Proxy Manager, Putnam Management’s investment professionals will provide a recommendation electronically to the Proxy Manager and the person or persons designated by the Legal and Compliance Department to assist in processing referral items. Such recommendation will set forth (1) how the proxies should be voted; (2) the basis and rationale for such recommendation; and (3) any contacts the investment professionals have had with respect to the referral item with non-investment personnel of Putnam Management or with outside parties (except for routine communications from proxy solicitors). The Proxy Manager will then review the investment professionals’ recommendation and the Conflicts Report with one or more senior staff members of the Office of the Trustees in determining how to vote the funds’ proxies. The Proxy Manager will maintain a record of all proxy questions that have been referred to Putnam Management’s investment professionals, the voting recommendation, and the Conflicts Report.

In some situations, the Proxy Manager and/or one or more senior staff members of the Office of the Trustees may determine that a particular proxy question raises policy issues requiring consultation with the Chair of the Board Policy and Nominating Committee, who, in turn, may decide to bring the particular proxy question to the Committee or the full Board of Trustees for consideration.

Conflicts of interest

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if Putnam Management has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the Proxy Manager and the Legal and Compliance Department and otherwise remove himself or herself from the proxy voting process. The Legal and Compliance Department will review each item referred to Putnam Management’s investment professionals to determine if a conflict of interest exists and will provide the Proxy Manager with a Conflicts Report for each referral item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

As adopted March 11, 2005 and revised June 12, 2009

Item 8. Portfolio Managers of Closed- End Management Investment Companies

(a)(1) Portfolio Managers. The officers of Putnam Management identified below are primarily responsible for the day-to-day management of the fund’s portfolio as of the filing date of this report.

Portfolio Leaders	Joined
	Fund	Employer	Positions Over Past Five Years

Eric Harthun	2008	Putnam	Portfolio Manager
		Management
		2000 – Present

Robert Salvin	2004	Putnam	Portfolio Manager
		Management	Previously, Convertible Specialist and
		2000 – Present	Analyst

(a)(2) Other Accounts Managed by the Fund’s Portfolio Managers.

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that the fund’s Portfolio Managers managed as of the fund’s most recent fiscal year-end. Unless noted, none of the other accounts pays a fee based on the account’s performance.

Other accounts (including
separate accounts, managed
account programs and
Portfolio Leader or	Other SEC-registered open-end		Other accounts that pool assets		single-sponsor defined
Member	and closed-end funds		from more than one client		contribution plan offerings)

	Number	Assets	Number	Assets	Number	Assets
	of		of		of
	accounts		accounts		accounts

Erik Harthun	5	$1,092,600,000	3	$15,100,000	4	$338,300,000

Robert Salvin	8	$3,530,200,000	5	$506,100,000	6	$665,800,000

Potential conflicts of interest in managing multiple accounts. Like other investment professionals with multiple clients, the fund’s Portfolio Managers may face certain potential conflicts of interest in connection with managing both the fund and the other accounts listed under “Other Accounts Managed by the Fund’s Portfolio Managers” at the same time. The paragraphs below describe some of these potential conflicts, which Putnam Management believes are faced by investment professionals at most major financial firms. As described below, Putnam Management and the Trustees of the Putnam funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

• The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

• The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

• The trading of other accounts could be used to benefit higher-fee accounts (front- running).

• The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Putnam Management attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam Management’s policies:

• Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.

• All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

• All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

• Front running is strictly prohibited.

• The fund’s Portfolio Manager(s) may not be guaranteed or specifically allocated any portion of a performance fee.

As part of these policies, Putnam Management has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio Manager(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam Management’s investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, Putnam Management or related persons may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam Management or an affiliate. Putnam Management or an affiliate supplies the funding for these accounts. Putnam employees, including the fund’s Portfolio Manager(s), may also invest in certain pilot accounts. Putnam Management, and to the extent applicable, the Portfolio Manager(s) will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam Management’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation – neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam Management’s daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Manager(s) consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Putnam Management’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam Management’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam Management’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam Management’s trade oversight procedures in an attempt to ensure fairness over time across accounts.

“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay, or if such trades result in more attractive investments being allocated to higher-fee accounts. Putnam Management and the fund’s Trustees have adopted compliance procedures that provide that any transactions between the fund and another Putnam-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the fund. Depending on another account’s objectives or other factors, the Portfolio Manager(s) may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Manager(s) when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam Management has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

The fund’s Portfolio Manager(s) may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts.

(a)(3) Compensation of portfolio managers. Putnam’s goal for our products and investors is to deliver top quartile or better performance over a rolling 3-year period versus peers on a pre-tax basis. For this fund, the peer group Putnam compares fund performance against is its broad investment category as determined by Lipper Inc. and identified in the shareholder report included in Item 1. Each portfolio manager is assigned an industry competitive incentive compensation target for achieving this goal. The target is based in part on the type and amount of assets the individual manages. The target increases or decreases depending on whether the portfolio manager’s performance is higher or lower than the top quartile, subject to a maximum increase of 50%, for a portfolio manager who outperforms at least 90% of his or her peer group, and a maximum decrease of 100%, for a portfolio manager who outperforms less than 25% of his or her peer group. For example, the target of a portfolio manager who outperforms 50% of his or her peer group would decrease 50%. Investment performance of a portfolio manager is asset-weighted across the products he or she manages. The period over which performance is measured is the lesser of three years or the length of time which the portfolio manager has managed the fund.

Actual incentive compensation may be greater or less than a portfolio manager’s target, as it takes into consideration team/group performance, qualitative performance factors and other considerations in Putnam’s discretion. Incentive compensation includes a cash bonus and may also include grants of restricted stock or options. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience.

(a)(4) Fund ownership. The following table shows the dollar ranges of shares of the fund owned by the professionals listed above at the end of the fund’s last two fiscal years, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

* Assets in the fund

				$10,001–	$50,001–	$100,001-	$500,001-	$1,000,001 and
	Year	$0	$1–$10,000	$50,000	$100,000	$500,000	$1,000,000	over
Erik N. Harthun	2010	*
	2009	*
Robert L. Salvin	2010			*
	2009			*

(b) Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities

				Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value)
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs*	or Programs**

September 1 - September 30, 2009	-	-	-	1,097,810

October 1 - October 7, 2009	-	-	-	1,097,810

October 8 - October 31, 2009	19,564	$6.66	19,564	1,709,925

November 1 - November 30, 2009	175,171	$6.81	175,171	1,534,754

December 1 - December 31, 2009	-	-	-	1,534,754

January 1 - January 31, 2010	-	-	-	1,534,754

February 1 - February 28, 2010	-	-	-	1,534,754

March 1 - March 31, 2010	-	-	-	1,534,754

April 1 - April 30, 2010	-	-	-	1,534,754

May 1 - May 31, 2010	-	-	-	1,534,754

June 1 - June 30 2010	-	-	-	1,534,754

July 1 - July 31, 2010	-	-	-	1,534,754

August 1 - August 31, 2010	-	-	-	1,534,754

* In October 2005, the Board of Trustees of the Putnam Funds initiated the closed-end fund share repurchase program, which, as subsequently amended, authorized the repurchase of up to 10% of the fund's outstanding common shares over the two-years ending October 5, 2007. The Trustees subsequently renewed the program on four occasions, to permit the repurchase of an additional 10% of the fund's outstanding common shares over each of the twelve-month periods beginning on October 8, 2007, October 8, 2008, October 8, 2009 and October 8, 2010.

The October 8, 2008 - October 7, 2009 program, which was announced in September 2008, allowed repurchases up to a total of 1,797,637 shares of the fund. The October 8, 2009 - October 7, 2010 program, which was announced in September 2009, allows repurchases up to a total of 1,729,489 shares of the fund.

The October 8, 2010 - October 7, 2011 program, which was announced in September 2010, allows repurchases up to a total of 1,711,761 shares of the fund.

**Information prior to October 7, 2009 is based on the total number of shares eligible for repurchase under the program, as amended through September 2008. Information from October 8, 2009 forward is based on the total number of shares eligible for repurchase under the program, as amended through September 2009.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam High Income Securities Fund

By (Signature and Title):

/s/ Janet C. Smith
Janet C. Smith

Principal Accounting Officer

Date: October 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: October 29, 2010

By (Signature and Title):

/s/ Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: October 29, 2010